JAPAN FUND, INC.

                                 CODE OF ETHICS

                              AS OF APRIL 17, 2003

         While affirming its confidence in the integrity and good faith of all of its officers and directors (references to a "director" apply to a trustee if the Fund is a business trust), the Fund recognizes that the knowledge of present or future portfolio transactions and/or, in certain instances, the power to influence portfolio transactions which may be possessed by certain of its officers or directors, could place such individuals, if they engage in personal securities transactions, in a position where their personal interests may conflict with that of the Fund. In view of this and of the provisions of Rule 17j-1(b) under the Investment Company Act of 1940, as amended ("1940 ACT"), the Fund has determined to adopt this Code of Ethics to specify and prohibit certain types of personal securities transactions that may create conflicts of interest and to establish reporting requirements and enforcement procedures.

         This Code is divided into three parts. The first part contains provisions applicable to officers and directors who are also either officers, directors or employees of Fidelity Management & Research (or an affiliate thereof), which is the investment adviser to the Fund (the "ADVISER"); the second part pertains to officers and directors who are also either officers, directors or employees of SEI Investments Mutual Fund Services (or an affiliate thereof), which is administrator to the Fund (the "ADMINISTRATOR"), third part pertains to directors and honorary directors unaffiliated with the Adviser or the Administrator; and the fourth part contains record-keeping and other general provisions.

         The Adviser and the Administrator impose stringent reporting requirements and restrictions on the personal securities transactions of its personnel. The Fund has determined that the high standards established by the Adviser and the Administrator may be appropriately applied by the Fund to its officers and those of its directors who are affiliated with the Adviser or the Administrator and, accordingly, may have frequent opportunities for knowledge of and, in some cases, influence over, Fund portfolio transactions.

         In the experience of the Fund, directors and honorary directors who are unaffiliated with the Adviser or the Administrator have comparatively less current knowledge and considerably less influence over specific purchases and sales of securities by the Fund. Therefore, this Code contains separate provisions applicable to unaffiliated directors.

         I. RULES APPLICABLE TO FUND OFFICERS AND DIRECTORS EMPLOYED BY THE ADVISER.

               Incorporation of the Adviser's Code of Ethics.

                       1. The Code of Ethics of Fidelity Investments which has
               been adopted by the Adviser and is referred to herein as the "Adviser's Code," is attached as Appendix A hereto. The Adviser's Code is hereby incorporated herein by reference as the Fund's Code of Ethics applicable to officers and directors of the Fund who are employees of the Advisor (or affiliates thereof).

                       2. Compliance with the Adviser's Code is deemed to
               satisfy the reporting and compliance requirements of the Fund's Code. A violation of any of these parts of the Adviser's Code shall constitute a violation of the Fund's Code of Ethics.

         II. RULES APPLICABLE TO FUND OFFICERS AND DIRECTORS EMPLOYED BY THE ADMINISTRATOR

                Incorporation of the Administrator's Code of Ethics.

                       1. The Code of Ethics of SEI Investments Company which
               has been adopted by the Administrator and is referred to herein as the "Administrators's Code," is attached as Appendix B hereto. The Administrator's Code is hereby incorporated herein by reference as the Fund's Code of Ethics applicable to officers and directors of the Fund who are employees of the Administrator (or affiliates thereof).

                       2. Compliance with the Administrator's Code is deemed to
               satisfy the reporting and compliance requirements of the Fund's Code. A violation of any of these parts of the Administrator's Code shall constitute a violation of the Fund's Code of Ethics.

         III. RULES APPLICABLE TO UNAFFILIATED DIRECTORS AND HONORARY DIRECTORS.

               A.  Definitions.

                       1. "BENEFICIAL OWNERSHIP" shall be interpreted in the
               same manner as it would be under Rule 16a-1 (a)(2) under the Securities Exchange Act of 1934, as amended, except that the determination of direct or indirect beneficial ownership shall apply to all securities that an unaffiliated director has or acquires.

                       2. "CONTROL" shall have the same meaning as that set
               forth in Section 2(a)(9) of the 1940 Act. Section 2(a)(9) provides in general that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.

                       3. "DERIVATIVE" means options, futures contracts, options
               on futures contracts, swaps, caps and the like, where the underlying instrument is a security, a securities index, a financial indicator, or a precious metal.

                       4. "DISINTERESTED DIRECTOR" means a director or honorary
               director of the Fund who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

                       5. "PURCHASE OR SALE OF A SECURITY" includes, among other
               things, the writing of an option to purchase or sell a security.

                       6. "SECURITY" shall have the same meaning as that set
               forth in Section 2(a)(36) of the 1940 Act (in effect, all securities), except that it shall not include direct obligations of the United States Government, bankers' acceptances, bank certificates of deposit, commercial paper, other high quality short-term debt instruments, including repurchase agreements, and shares issued by registered open-end investment companies. The term "security" includes any separate security which is convertible into, exchangeable for or which carries a right to purchase a security and also includes derivatives.

                       7. "UNAFFILIATED DIRECTOR" means, for purposes of this
               Code, a director or honorary director of the Fund who is not a director, officer or employee of the Adviser or an affiliate thereof.

               B.  Prohibited Purchases and Sales.

               No unaffiliated director shall purchase or sell, directly or indirectly, any security in which he/she has or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his/her actual knowledge at the time of such purchase or sale:

                       1. is being considered for purchase or sale by the Fund
               or the Adviser, or was being so considered, within the most recent 15 days; or

                       2. is being purchased or sold by the Fund or was
               purchased or sold by the Fund within the most recent 15 days.

               A security will be deemed "being considered for purchase or sale" when a recommendation formulated by the Adviser to purchase or sell a security has been communicated to a Fund portfolio manager.

               C.  Preclearance.

               Unaffiliated directors are not generally required to preclear their personal trades. In the event any such director has, however, within the 15 days prior to the personal trade he/she is considering, learned about a specific security or company from a Fund officer or other person in a position to know about contemplated Fund transactions, preclearance with an individual appointed from time to time by the board of directors (a "PRE-CLEARING OFFICER") is required prior to trading such security or in any other security issued by such company.

               D.  Exempted Transactions.

               The Prohibitions of Section IIB and the procedures designated in
               Section IIC of this Code shall not apply to:

                       1. purchases or sales effected in any account over which
               the unaffiliated director has no direct or indirect influence or control;

                       2. purchases or sales which are non-volitional on the
               part of either the unaffiliated director or the Fund (that is, purchases which are part of an automatic dividend reinvestment plan, demutualizations, stock splits, stock gained from mergers or spin-offs, automatic tender offers or stock dividends);

                       3. purchases effected upon the exercise of rights issued
               by an issuer pro rata to all holders of a class of its securities to the extent such rights were acquired from such issuer (as opposed to the purchase or sale of such rights or the sale of securities received upon exercise of rights);

                       4. purchases or sales of securities which are not
               permitted to be held or acquired by the Fund, provided that the securities that are the subject of the transaction are not convertible or exercisable into securities which are permitted to be held or acquired by the Fund; and

                       5. purchases or sales previously approved and confirmed
               in writing by a Pre Clearing Officer.

               If in doubt, directors should discuss their situations with the Review Officer prior to relying on one of the exceptions listed above.

               E.  Reporting.

                       1. Unaffiliated but not Disinterested Directors. Every
               unaffiliated director who is not a disinterested director shall file with the Review Officer, or his/her designee, a quarterly transaction report containing the information described in
               Section IIE(3) of this Code with respect to transactions in any security in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, whether or not one of the exemptions listed in IID applies; PROVIDED, HOWEVER, that no person shall be required to make a report with respect to (a) non-volitional transactions of the type described above or (b) transactions effected for any account over which such person does not have any direct or indirect influence or control. Each such director shall also file with the Review Officer, or his/her designee, the holdings reports containing the information described in Section IIE(5) below.

                       2. Disinterested Directors. Disinterested directors
               normally do not need to report personal security transactions or personal holdings. However, every disinterested director shall file with the Review Officer, or his/her designee, a quarterly transaction report containing the information described in
               Section IIE(3) of this Code with respect to transactions in any security in which such disinterested director has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, whether or not one of the exemptions listed in Section IID applies, if such director at the time of that transaction, knew or, in the ordinary course of fulfilling his/her official duties as a director of the Fund, should have known that, during the 15-day period immediately preceding or after the date of the transaction by the director: (i) such security was purchased or sold by the Fund; or (ii) such security was being considered for purchase or sale by the Fund or the Adviser; PROVIDED, HOWEVER, that in any case, a disinterested director shall not be required to make a report with respect to (a) non-volitional transactions of the type described above or (b) transactions effected for any account over which such person does not have any direct or indirect influence or control.

                       3. Every quarterly transaction report shall indicate the
               date it was submitted and be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected. Attachment A shall be used to report transactions required to be reported pursuant hereto.

                       4. Every report concerning a purchase or sale, including
               those prohibited under Section IIB hereof, with respect to which the reporting person relies upon one of the exemptions provided in Section IID shall contain a brief statement of the exemption relied upon and the circumstances of the transaction.

                       5. Within ten (10) days of commencing service as a
               director, and annually thereafter, each unaffiliated director who is not disinterested must report all holdings of securities in which he/she has beneficial ownership (use Attachment B or C). These directors must file such reports even if they have no holdings.

                       6. Any transaction or holdings report may contain a
               statement that the report shall not be construed as an admission by the person making such report that he/she has any direct or indirect beneficial ownership in the security to which the report relates.

                       7. Annually, all directors shall also submit an "Annual
               Acknowledgement of Obligations Under the Fund's Code of Ethics" (use Attachment C) within 30 days of such report being requested from a director by the Review Officer or his/her designee.

               F.  Review.

                       1. The Review Officer or his/her designee shall compare
               the reported personal holdings and personal securities transactions with completed and contemplated portfolio transactions of the Fund to determine whether any transactions ("REVIEWABLE TRANSACTIONS") listed in Section IIB may have occurred.

                       2. If a Reviewable Transaction may have occurred, the
               Review Officer shall submit the report and pertinent information concerning completed or contemplated portfolio transactions of the Fund to counsel for the unaffiliated directors and, in the event the unaffiliated directors do not have their own counsel, counsel to the Fund. Such counsel shall determine whether a violation of this Code may have occurred. Before making any determination that a violation has been committed by an unaffiliated director, such counsel shall give such person an opportunity to supply additional information regarding the transaction in question.

               G.  Sanctions.

               If such counsel determines that a violation of this Code has occurred, such counsel shall so advise a committee consisting of the unaffiliated directors, other than the person whose transaction is under consideration, and shall provide the committee with the report, the record of pertinent actual or contemplated portfolio transactions of the Fund and any additional material supplied by such person. The committee, at its option, shall either impose such sanction as it deems appropriate or refer the matter to the board of directors, which shall impose such sanctions as are deemed appropriate. The sanctions that may be imposed hereunder include, without limitation, reversing the improper personal securities transaction and/or disgorging any profit realized, censure, imposition of restrictions on personal trading and fines.

         IV.  MISCELLANEOUS.

               A.  Amendments to Fund's and Adviser's Codes of Ethics.

               Any material amendments to this Code shall be approved by the board of directors of the Fund. Any amendment to the Adviser's Code shall be deemed an amendment to Section IA of this Code provided that any material amendment to any part of the Adviser's Codes of Ethics incorporated herein must be approved by the board of directors of the Fund within six (6) months of the change.

               B.  Annual Report.

               The Review Officer, his/her designee or the Alternate Review Officer shall report annually to the board of directors concerning issues arising under this Code or existing procedures and any material changes to those procedures, as well as any material violations and sanctions imposed during the past year which related to the Fund. Such report shall be in writing and include any certification required by law. Such report may be made jointly with the report provided by the Adviser pursuant to the Adviser's Code or, if made separately, need not duplicate information provided in the Adviser's report.

               C.  Records.

               The Fund shall maintain records in the manner and to the extent set forth below, which records may be maintained on microfilm or such other medium permitted under Rule 31a-2(f) under the 1940 Act and shall be made available for examination by representatives of the Securities and Exchange Commission.

                       1. A copy of this Code and any other code which is, or at
               any time within the past five years has been, in effect shall be preserved in an easily accessible place;

                       2. A record of any violation of such code(s) of ethics
               and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs;

                       3. A copy of each report made by an officer or director
               pursuant to such code(s) of ethics, including any information provided in lieu of such reports, shall be preserved for a period of not less than five years from the end of the fiscal year in which it is made or the information is provided, the first two years in an easily accessible place;

                       4. A list of all persons who are, or within the past five
               years have been, required to make reports pursuant to such code(s) of ethics shall be maintained in an easily accessible place;

                       5. A list of names of all persons who are, or within the
               past five years, have been responsible for reviewing any transaction or holdings reports filed pursuant to such code(s) shall be maintained in an easily accessible place; and

                       6. A copy of each report made to the board of directors
               pursuant to such code(s) shall be maintained for at least five
               (5) years after the end of the fiscal year in which it was made, the first two (2) years in an easily accessible place.

                       7. A record of any decision, and the reasons supporting
               the decision, to approve the acquisition by Investment Personnel (as such term is defined in Rule 17j-1(a)(7)) of securities under paragraph (e) of Rule 17j-1 for at least five (5) years after the end of the fiscal year in which the approval is granted.

               D.  Confidentiality.

               All reports of securities transactions and any other information filed with the Fund pursuant to this Code shall be treated as confidential, except as otherwise provided herein.

               E.  Interpretation of Provisions.

               The board of directors may from time to time adopt such interpretations of this Code as it deems appropriate.

Attachment A
                                                                    CONFIDENTIAL

                        QUARTERLY PERSONAL TRADING REPORT
                         _______________________, 20___
                                [QUARTER & DATE]





---------------------------------
                  Print Name


The form on the next page discloses for the quarterly period above all acquisitions and dispositions noted in the definition of "Reportable Transactions" below.





                                            ------------------------------------
                                                     Signature          Date



* REPORTABLE TRANSACTIONS are all acquisitions or dispositions (e.g., exercise of rights, receipt of a gift), regardless of size, in securities o derivatives (including futures & options), except transactions in (a) direct obligations of the U.S. Government, (b) bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements and (c) shares of registered open-end investment companies (mutual funds). Non-volitional transactions are not required to be reported. The following types of transactions will be deemed non-volitional: stock splits, automatic tender offers, stock gained from mergers or spin-offs, stock dividends, demutualizations and purchases which are part of an automatic dividend reinvestment plan.


SALES OR OTHER DISPOSITIONS
------------- -------- -------- --------- ------------ ------- ------------ ---------- ------- ---------- ------------- -----------
                                                                              Broker/
                       Ticker/  Issuer/                         Principal     Dealer/   Acct    Interest    Maturity    Gift/ AIP/
Security Type  Units    Cusip   Company    Trade Date   Price    Amount       Bank(1)     #      Rate(2)    Date(2)       NBI(3)
============= ======== ======== ========= ============ ======= ============ ========== ======= ========== ============= ===========
------------- -------- -------- --------- ------------ ------- ------------ ---------- ------- ---------- ------------- -----------

------------- -------- -------- --------- ------------ ------- ------------ ---------- ------- ---------- ------------- -----------

------------- -------- -------- --------- ------------ ------- ------------ ---------- ------- ---------- ------------- -----------

------------- -------- -------- --------- ------------ ------- ------------ ---------- ------- ---------- ------------- -----------

------------- -------- -------- --------- ------------ ------- ------------ ---------- ------- ---------- ------------- -----------

------------- -------- -------- --------- ------------ ------- ------------ ---------- ------- ---------- ------------- -----------

------------- -------- -------- --------- ------------ ------- ------------ ---------- ------- ---------- ------------- -----------

PURCHASE OR OTHER ACQUISITIONS
------------- -------- -------- --------- ------------ ------- ------------ ---------- ------- ---------- ------------- -----------
                                                                              Broker/
                       Ticker/  Issuer/                         Principal     Dealer/   Acct    Interest    Maturity    Gift/ AIP/
Security Type  Units    Cusip   Company    Trade Date   Price    Amount       Bank(1)     #      Rate(2)    Date(2)       NBI(3)
============= ======== ======== ========= ============ ======= ============ ========== ======= ========== ============= ===========
------------- -------- -------- --------- ------------ ------- ------------ ---------- ------- ---------- ------------- -----------

------------- -------- -------- --------- ------------ ------- ------------ ---------- ------- ---------- ------------- -----------

------------- -------- -------- --------- ------------ ------- ------------ ---------- ------- ---------- ------------- -----------

------------- -------- -------- --------- ------------ ------- ------------ ---------- ------- ---------- ------------- -----------

------------- -------- -------- --------- ------------ ------- ------------ ---------- ------- ---------- ------------- -----------

------------- -------- -------- --------- ------------ ------- ------------ ---------- ------- ---------- ------------- -----------

------------- -------- -------- --------- ------------ ------- ------------ ---------- ------- ---------- ------------- -----------

DID YOU ESTABLISH ANY INVESTMENT ACCOUNTS (I.E., BROKER/DEALER/BANK) THIS QUARTER? IF SO INSERT THE FOLLOWING INFORMATION BELOW:

NAME OF BROKER, DEALER OR BANK WHERE ACCOUNT WAS ESTABLISHED

       --------------------------------------------------------------------

ACCOUNT NUMBER
               ---------------------------

DATE ACCOUNT WAS OPENED
                        ------------------------

FOOTNOTES
(1) If you have made a direct issuer trade (i.e. traded directly with the company) enter N/A in this column.
(2) For Fixed Income securities only.
(3) Indicate here if transaction is a Gift, Automatic Investment Plan (AIP), or No Beneficial Ownership (NBI-you claim that you do not have any direct or indirect beneficial ownership in such transactions).

NOTE:  Use additional forms if necessary to report all transactions.

ATTACHMENT B

PERSONAL SECURITIES HOLDINGS REPORT
RETURN TO:  GLORY EKPE - 345 PARK AVENUE, NY, NY  10154

-------------------------------------------------------------------------------

Name ___________________________________________________________
                           (print)
-------------------------------------------------------------------------------

----------------- --------------- ------------- -------------- ---------------- ----------------- ---------------- ----------------
                                                                                                                     NAME IN WHICH
                                                                                  NAME OF BROKER/                   SECURITY/ ACCT.
SYMBOL (OR CUSIP) ISSUER/ COMPANY SECURITY TYPE PRINCIPAL AMT. NUMBER OF SHARES   DEALER OR BANK   ACCOUNT NUMBER       IS HELD
================= =============== ============= ============== ================ ================= ================ ================
----------------- --------------- ------------- -------------- ---------------- ----------------- ---------------- ----------------

----------------- --------------- ------------- -------------- ---------------- ----------------- ---------------- ----------------

----------------- --------------- ------------- -------------- ---------------- ----------------- ---------------- ----------------

----------------- --------------- ------------- -------------- ---------------- ----------------- ---------------- ----------------

----------------- --------------- ------------- -------------- ---------------- ----------------- ---------------- ----------------

----------------- --------------- ------------- -------------- ---------------- ----------------- ---------------- ----------------

----------------- --------------- ------------- -------------- ---------------- ----------------- ---------------- ----------------

THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT OR INDIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I CERTIFY THAT THE SECURITIES LISTED ABOVE AND/OR THE HOLDINGS STATEMENTS ATTACHED REFLECT ALL MY REPORTABLE SECURITIES HOLDINGS AS OF A DATE NOT EARLIER THAN 30 DAYS PRIOR TO THE DATE OF MY SUBMISSION OF THIS REPORT.

[ ] I CURRENTLY HAVE NO REPORTABLE SECURITIES HOLDINGS TO REPORT.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.


                      ------------------------                 -------------
                               Signature                            Date

ATTACHMENT C

RETURN COMPLETED FORM TO: GLORY EKPE/345 PARK AVENUE, NY, NY, 10154


      ANNUAL ACKNOWLEDGEMENT OF OBLIGATIONS UNDER THE FUND'S CODE OF ETHICS

________________________________________________
                  Name (print clearly)


I.       CODE OF ETHICS

         I understand that my signature below means that I HAVE READ/REREAD and understand the Fund's Code of Ethics. Further, I have reported all personal holdings and transactions required to be reported pursuant to the requirements of the Code and have complied with the provisions of the Code of Ethics applicable to me over the past year and will continue to comply with such provisions.

II.      CHECK THE APPROPRIATE STATEMENTS:

         (a) [ ] I am a Disinterested Director and thus not required to provide duplicate account statements or disclose the existence of brokerage accounts; OR

         (b)      [ ] I am an Unaffiliated but not a Disinterested Director:

                  (1) The following is a complete list of all broker, dealer or bank accounts that contain holdings wherein I have beneficial ownership:

                           ACCOUNT NUMBER                     BROKER NAME
                   ___________________________________   _____________________
                   ___________________________________   _____________________
                   ___________________________________   _____________________

                                                       and

                  (2) [ ] I have arranged for provision of a complete report of all my holdings information in the form of duplicate account statements for all of my covered accounts. (Holdings of direct obligations of the U.S. Government, shares of open-end investment companies (mutual funds), bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements, are not required to be reported); OR

                  (3) [ ] I have not arranged for provision of all of my holdings, so I have submitted a supplemental report of all current holdings concurrently herewith (Use Attachment B to list additional holdings not on file).

                                  DECEMBER 2001

_____________________________________________                _________________
Signature                                                    Date



                                 DECEMBER 2001                               2

                                                                      APPENDIX A










                              FIDELITY INVESTMENTS













                      CODE OF ETHICS FOR PERSONAL INVESTING

                                 January 1, 2003






                                 DECEMBER 2001                               3

                                    OVERVIEW


This document constitutes the Code of Ethics ("the Code") adopted by the Fidelity Funds (the "Funds"), the subsidiaries of FMR Corp. that serve as investment advisors or principal underwriters and their affiliated companies (collectively, the "Fidelity Companies") to the funds pursuant to the provisions of Rule 17j-1 under the Investment Company Act of 1940 and of Rules 204-2(a)(12) and 204-2(a)(13) under the Investment Advisers Act of 1940 (collectively, the "Rules"). Fidelity's Ethics Office, a part of Fidelity Corporate Compliance within the Risk Oversight Group, administers this policy.

As you read this document, you should keep certain points in mind:

    o The purpose of the Code is to ensure that the interests of Fidelity's clients are always of paramount importance, and the personal investing of individuals associated with Fidelity must never interfere in any way with the trust our customers place with Fidelity Investments.

    o The Code - and the laws and regulations that underpin it - cannot possibly cover every possible scenario. Accordingly, the spirit - as well as the specifics of the Code - is to guide all actions related to personal investing in beneficially owned securities.

    o Fidelity's integrity must be sacrosanct. Even the hint of impropriety affects the trust clients have in us. If you have any doubts at all about the propriety of an investment transaction or action, make sure you seek and receive prior approval.

    o The procedures and restrictions outlined in the Code apply differently based on your classification. It is your responsibility to familiarize yourself with this document once again if you change positions in the future.

    o The Ethics Office encourages all those covered by the Code to contact its staff with any questions they might have about the Code and, further, to contact its staff if they have even the slightest question about an action or transaction prior to engaging in either. The Ethics Office can be contacted by phone at 617- 563-5566, by fax at 617-476-7391, or by email at "Code of Ethics."

The Code is structured in the following way:

    o SECTION I sets out the general purpose and scope of the Code by explaining the general guidelines for personal investing.

    o SECTION II defines the different employee classifications, beneficial ownership and reportable securities.

    o SECTION III provides detail about the provisions and requirements that apply to all employees.

    o SECTIONS IV-VII address additional requirements for individuals defined by the Code as Access Persons, Investment Professionals, Senior Executives, Portfolio Managers, and Non-Access Trustees. Each of these terms is defined in Section II.

    o    SECTION VIII addresses how the Code is administered and enforced.

Further explanation of Beneficial Ownership and relevant forms for reporting information and requesting prior approval for certain activities follow Section VIII.

                                 DECEMBER 2001                               4

                    SECTION I - SCOPE AND GUIDING PRINCIPLES


The Code focuses on personal transactions in securities by people associated with the various Fidelity Companies. It does not attempt to address all areas of potential liability under applicable laws.

The Code is based on the principle that the officers, directors, partners and employees of the Fidelity Companies owe a fiduciary duty to, among others, the shareholders of the Funds to place the interests of Fidelity's clients above their own. The Code requires employees to conduct their personal securities transactions in a manner that does not interfere with Fund transactions or create an actual or potential conflict of interest with a Fidelity Fund, or otherwise take unfair advantage of their relationship to the Fidelity Funds. Persons covered by this Code must adhere to this general principle as well as comply with the Code's specific provisions. It bears emphasizing that technical compliance with the Code's procedures will not automatically insulate an individual from scrutiny of his or her trades that show a pattern of abuse of the individual's fiduciary duties to the Fidelity Funds in general or a specific Fund in particular. Fiduciary responsibility applies to all of the investment companies advised by Fidelity Management & Research Company ("FMR") or any of its affiliates, as well as to any account holding the assets of third parties for which FMR or any of its affiliates acts in an investment advisory capacity (both types of portfolios are included within the meaning of "Fidelity Funds" or "Funds").

Accordingly, people covered by the Code are advised to seek advice from the Ethics Officer, or his or her designee (collectively, the "Ethics Office"), before engaging in any transaction other than the normal purchase or sale of fund shares or the regular performance of their business duties if the transaction directly or indirectly involves themselves and one or more of the Funds.



                                 DECEMBER 2001                               5

                            SECTION II - DEFINITIONS


A.       PERSONS TO WHOM THIS CODE APPLIES

Unless otherwise specified, each provision of this Code applies to all members of the Board of the Funds, and all officers, directors, partners and employees of the Fidelity Companies. In addition, the provisions apply to any individual designated and so notified in writing by the Ethics Office.

Where the applicability of a particular provision is limited to a particular group of people, the provision will say so. These groups may be as broad as all Fidelity employees or as narrow as portfolio managers.

Although the Ethics Office seeks to notify Access Persons of their status as such, an Access Person must comply with all applicable provisions if they are within one of the designated groups even if the Ethics Office does not provide notice. The Ethics Office may be contacted for further clarification.

The following categories distinguish employees for purposes of the Code. Sections III through VII outline the specific requirements for each category below.

FIDELITY EMPLOYEES.

This category includes all employees of the Fidelity Companies and anyone the Ethics Office designates.

ACCESS PERSONS.

This category includes Investment Professionals, Senior Executives and Other Access Persons as defined below.

INVESTMENT PROFESSIONALS.

This category includes (i) employees of FMR and members of its Board of Directors; (ii) all employees of the Capital Markets Division of Fidelity Investments Institutional Brokerage Group ("FIIBG"); and (iii) such other employees as the Ethics Office may designate and so notify in writing.

SENIOR EXECUTIVES.

This category includes (i) FMR Corp. officers (vice-president and above) and members of its Board of Directors; (ii) counsel within Fidelity Legal and Government Affairs (FL&GA); (iii) all employees in the Ethics Office; and (iv) such other employees as the Ethics Office may designate and so notify in writing.

OTHER ACCESS PERSONS.

This category includes all other employees who, in connection with their regular duties, make, participate in, or obtain timely information regarding the purchase or sale of a security by a Fund or of any investment recommendation to a Fund. This includes (i) employees of Fidelity Management Trust Company ("FMTC"); (ii) employees of Fidelity Pricing and Cash Management Services ("FPCMS"); and (iii) employees who have access to BOS E (AS400 trading machine), BOS H (AS400 development machine) or other systems containing timely information about the Funds' activities or investment recommendations made to the Funds;
(iv) all employees within Corporate Compliance and Internal Audit; and (v) such other employees as the Ethics Office may designate and so notify in writing.



                                 DECEMBER 2001                               6

PORTFOLIO MANAGERS.

This category includes employees whose assigned duties are to manage any Fund, or portion thereof, and who exercise authority to make investment decisions on behalf of such Fund or portion thereof.

RESEARCH ANALYSTS.

This category includes employees whose assigned duties are to make investment recommendations to the Fidelity Funds.

NON-ACCESS BOARD MEMBERS.

Trustees and members of the Advisory Board of the Fidelity Group of Funds will generally be deemed Access Persons; however, Trustees and Advisory Board Members who fulfill the first condition noted below will be deemed "Independent Board Members"; and Trustees and Advisory Board Members who fulfill both of the following conditions will be deemed "Non-Access Board Members" and will be treated as a separate category:

         The Trustee or Advisory Board Member is not an "interested person" of any Fidelity Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940; and

         The Independent Board Member does not have online or other access to daily trading activities or listings of current securities positions of any Fund. Board and committee materials prepared by Fidelity, and attendance at Board and committee meetings do not ordinarily constitute such access. An Independent Board Member shall be presumed to meet the condition unless the Nominating Committee in its sole discretion determines otherwise.

OTHER PERSONS.

These are persons as specified in a particular provision of the Code or as designated by the Ethics Office.

B.       ACCOUNTS (BENEFICIAL OWNERSHIP)

The provisions of the Code apply to beneficially owned brokerage accounts and to transactions in beneficially owned reportable securities by any person covered by the Code. The term "beneficial ownership" is more encompassing than one might expect. For example, an individual may be deemed to have beneficial ownership of securities held in the name of a spouse, minor children, or relatives sharing his or her home, or under other circumstances indicating investment control or a sharing of financial interest. See Appendix 1 for a more comprehensive explanation of beneficial ownership. The Ethics Office may be contacted for further clarification. For more information about covered accounts please see
Section III.


                                 DECEMBER 2001                               7

C.       REPORTABLE SECURITIES

The requirements of the Code relate to reportable securities and covered accounts. The Ethics Office monitors transactions in reportable securities and, when appropriate, prevents those transactions that would violate either the letter or spirit of the Code. "Reportable securities" are all securities except:

    o    U.S. Treasury Notes, Bills and Bonds;

    o money market instruments such as certificates of deposit, banker's acceptances and commercial paper;

    o shares of U.S. registered open-end investment companies, such as mutual funds;

    o    securities issued by FMR Corp.;

    o any obligations of agencies and instrumentalities of the U.S. government if the remaining maturity is one year or less; and

    o commodities and options and futures on commodities provided that the purchase of these instruments may not be utilized to indirectly acquire interests in securities which could not be acquired directly or which could not be acquired without reporting or pre-clearance (e.g., single stock futures). For example, while investing in commodities is not in and of itself a reportable transaction, investing in a derivative in order to circumvent the Code's restrictions would not be permitted (e.g., single stock futures).

                                 DECEMBER 2001                               8

              SECTION III - PROVISIONS APPLICABLE TO ALL EMPLOYEES


Fidelity has established certain procedures to monitor individual transactions in reportable securities (as defined above) for compliance with the Code and to avoid situations that have the potential for conflicts of interest with the Funds. You and all persons subject to this Code are required to comply with the procedures described below. Failure to follow these procedures, restrictions and prohibitions or the filing of a false, misleading or materially incomplete report will itself constitute a violation of this Code.

A.       PROCEDURAL REQUIREMENTS

ACKNOWLEDGMENT OF THE CODE.

Each new Fidelity employee must file an Acknowledgment of Receipt within 7 days of hire and annually thereafter, by January 31 (EXHIBIT A). The Acknowledgment grants Fidelity the authority to access at any time records for any beneficially owned brokerage account for the period of time you are employed by Fidelity.

DISCLOSURE OF BROKERAGE ACCOUNTS.

Each new Fidelity employee must disclose to the Ethics Office all beneficially owned brokerage accounts within 7 days of hire. In addition, any new beneficially owned accounts or accounts newly associated with you, through marriage or other life event, must be disclosed promptly (EXHIBIT E).

IN-HOUSE TRADING.

Each Fidelity employee is required to maintain all personal and beneficially owned accounts at, and execute all transactions in reportable securities through a brokerage account at Fidelity Brokerage Services LLC (FBS), unless your situation falls within the limited circumstances described in Appendix 2 and you have obtained prior written approval from the Ethics Office. Each new employee must transfer all beneficially owned brokerage accounts to FBS.

By opening an account with FBS, you agree to allow FBS to forward to the Ethics Office reports of your account transactions and to allow the Ethics Office access to all account information. Upon opening such an account, you are required to notify FBS of your status as an employee and disclose the account to the Ethics Office.

TRANSACTION REPORTING.

Each employee must report transactions in beneficially owned reportable securities to the Ethics Office. This reporting obligation may be met as follows:

FBS ACCOUNTS: Once you disclose your account to the Ethics Office, your FBS transactions will be reported automatically.

NON-FBS (EXTERNAL) ACCOUNTS: It is your responsibility to ensure all other transactions in reportable securities are reported to the Ethics Office each month. This reporting requirement applies regardless of whether you have received permission to maintain an external account. You must arrange with your broker to provide duplicate statements and confirms to the Ethics Office until


                                 DECEMBER 2001                               9
your account is transferred or closed. Transaction reports must include the trade date, security description, number of shares or principal amount of each security, the nature of the transaction (e.g., purchase or sale), the total price, and the name of the institution that effected the transactions.

If an investment is made in an entity substantially all of whose assets are shares of another entity or entities, the security purchased should be reported and the underlying security or securities identified. For example, if you have an investment in a holding company that owns individual stocks, you have to report both your investment in the holding company and the individual stocks it owns. Furthermore, if you are an Investment Professional or Senior Executive and an investment is made in a private placement, this transaction must be reported (EXHIBIT B). For more information on private placements, please see Section V.

Failure to file a report will be treated as the equivalent of a report indicating that there were no transactions in reportable securities.

B.       PROHIBITIONS

The following activities are prohibited:

ACTIVITIES FOR PERSONAL BENEFIT OR THE BENEFIT OF OTHERS.

Inducing or causing a Fund to take action, or to fail to take action, for the purpose of obtaining a personal benefit or for the purpose of conferring a benefit upon any other party (unless as shareholder in the Fund), rather than for the benefit of the Fund, is prohibited. For example, you would violate this Code by causing a Fund to purchase or refrain from selling a security you owned for the purpose of supporting or increasing the price of that security or for the purpose of advancing the interests of a party with whom any of the Fidelity Companies has or seeks to have a business relationship (other than as a shareholder in the Fund).

PROFITING FROM KNOWLEDGE OF FUND TRANSACTIONS.

Using your knowledge of Fund transactions to profit by the market effect of such transactions is prohibited.

VIOLATIONS OF THE ANTIFRAUD LAWS AND REGULATIONS.

Violations of the antifraud provisions of the federal securities laws and the rules and regulations promulgated thereunder, including the antifraud provision of Rule 17j-1 under the Investment Company Act of 1940, are prohibited. It is unlawful for any person affiliated with a Fund, investment adviser or principal underwriter of a Fund to attempt to defraud a Fund in any way, whether through a security held by a Fund or not. While Rule 17j-1 is particularly relevant to FMR employees, the spirit of the Rule is applicable to all individuals covered by the Code. That spirit, simply put, requires that all individuals covered by the Code must understand that the interests of Fidelity's investors, customers, and mutual fund shareholders come first, and that all individuals covered by the Code must conduct themselves in such a manner consistent with that principle.

USE OF DERIVATIVES TO EVADE THE CODE.

Using derivatives to evade the restrictions of this Code is prohibited. This includes using futures, options, and other arrangements with similar effects to take positions the Code would prohibit if taken directly.


                                 DECEMBER 2001                               10

GIVING OR RECEIVING GIFTS AND HOSPITALITIES.

The Fidelity Companies generally prohibit employees from receiving gifts or other gratuities from any person or entity that does business with the Funds or with any Fidelity Company or from any entity that is a potential portfolio investment for the Funds. Receiving compensation that is intended to induce a Fund to purchase or sell a security is also prohibited. Fidelity's Gifts and Gratuities Policy, which is separate from this Code, sets forth the specific policies, restrictions and procedures.

TRADING IN RESTRICTED SECURITIES.

From time to time, trading in a security may be restricted ("restricted securities"). Certain employees, as designated on a case-by-case basis by the Ethics Office, may not effect transactions in restricted securities.

INVESTMENTS IN HEDGE FUNDS AND INVESTMENT CLUBS.

Investing in hedge funds or investment clubs are prohibited. Investing in securities issued by FMR Corp., FIL or their respective subsidiaries or affiliates, or any entity managed by any of the foregoing is permitted, subject to compliance with applicable provisions of this Code.

C.         RESTRICTIONS

The following activities are restricted:

SHORT SALE ACTIVITIES.

Purchasing puts to open, selling calls to open or selling a security short where there is no corresponding long position in the underlying security is prohibited; short sales against the box are permitted. This prohibition includes purchasing puts to open and selling calls to open on all market indexes with the exception of the following indexes: S&P 100, S&P Mid Cap 400, S&P 500, Morgan Stanley Consumer Index, FTSE 100 and Nikkei 225. Unless the position is a market index noted above, you must own a sufficient amount of the underlying security to cover your aggregate short exposure. Short sales of the Fidelity Select Portfolios are also prohibited.

PUBLIC OFFERINGS FOR WHICH NO PUBLIC MARKET PREVIOUSLY EXISTED.

The purchase of an initial public offering ("IPO") of securities for which no public market in the same or similar securities of that issuer has previously existed is prohibited, unless your situation falls within the limited circumstances described in Appendix 2 and you have obtained prior written approval from the Ethics Office. This prohibition includes free stock offers through the internet and applies both to equity and debt securities.

EXCESSIVE TRADING.

An unusually high level of personal trading activity is strongly discouraged and may be monitored by the Ethics Office to the extent appropriate for the category of person. A pattern of excessive trading may lead to a trading restriction or other appropriate action under the Code.



                                 DECEMBER 2001                               11

DISCRETIONARY AUTHORIZATION.

You may not exercise investment discretion over accounts in which you have no beneficial interest, unless your situation falls within the limited circumstances described in Appendix 2 and you have obtained prior written approval from the Ethics Office. The Personal Conduct Rules, which is separate from this Code, applies additional restrictions to employees who are registered with or employed by a Fidelity registered broker-dealer. At present, the following Fidelity Companies are registered broker-dealers: Fidelity Brokerage Services LLC, National Financial Services LLC, Fidelity Investments Institutional Services Company, Inc., and Fidelity Distributors Corporation.






                                 DECEMBER 2001                               12

SECTION IV - ADDITIONAL PROVISIONS APPLICABLE TO ACCESS PERSONS


In addition to complying with the provisions detailed in Section III of this Code that apply to all employees, Access Persons are required to comply with the provisions of this section. Please refer back to Section II for the definition of Access Persons. Access Persons are necessarily subject to somewhat greater restrictions and closer scrutiny than are other persons subject to the Code because of their potential access to information about Fund investments and/or investment recommendations.

A.       PROCEDURAL REQUIREMENTS

DISCLOSURE OF PERSONAL SECURITIES HOLDINGS.

Access Persons must disclose in writing all reportable securities holdings owned directly or otherwise beneficially owned within 7 days of being designated an Access Person and annually thereafter, upon request by the Ethics Office (EXHIBIT F). Reported holdings must be as of a date no more than 30 days before the report is submitted.

PRE-CLEARANCE OF ALL TRADES IN REPORTABLE SECURITIES.

One of the most important objectives of this Code is to prevent Access Persons from making personal trades on the basis of information about portfolio transactions made by the Funds. Trading on such information for personal benefit constitutes a violation of this Code. To reduce the possibility of a conflict with a portfolio transaction, Access Persons must pre-clear before effecting a personal transaction in a reportable security, unless your situation falls within the limited circumstances described in Appendix 2 and you have obtained prior written approval from the Ethics Office. In addition, securities and transaction types that do not require pre-clearance include currency warrants; rights subscriptions; gifting of securities; automatic dividend reinvestments; options on, and exchange traded funds that track, the following indexes: S&P 100, S&P Mid Cap 400, S&P 500, Morgan Stanley Consumer Index, FTSE 100 and Nikkei 225.

PROCEDURE: On any day that you plan to trade a reportable security, you must first obtain pre-clearance online at https://preclear.fmrco.com/PreClear.asp or by calling 617-563-6109. COMMUNICATIONS WITH THE ETHICS OFFICE MAY BE RECORDED FOR THE PROTECTION OF FIDELITY AND ITS EMPLOYEES.

By seeking pre-clearance, you will be deemed to be advising the Ethics Office that you (i) do not possess any material, nonpublic information relating to the security; (ii) are not using knowledge of any proposed trade or investment program relating to the Funds for personal benefit; (iii) believe the proposed trade is available to any market participant on the same terms; and (iv) will provide any other relevant information requested by the Ethics Office. Generally, a pre-clearance request will not be approved if it is determined that the trade will have a material influence on the market for that security or will take advantage of, or hinder, trading by the Funds.

B.       RESTRICTIONS

GOOD-TILL-CANCELED ORDERS.

Good-till-canceled orders are prohibited.



                                 DECEMBER 2001                               13

PURCHASE OF CLOSED-END MUTUAL FUNDS.

The purchase of closed-end funds for which a Fidelity Company performs the pricing and bookkeeping services is prohibited without prior approval by the Ethics Office.


                                 DECEMBER 2001                               14

  SECTION V - ADDITIONAL PROVISIONS APPLICABLE TO INVESTMENT PROFESSIONALS AND
                               SENIOR EXECUTIVES


In addition to complying with the provisions detailed in Sections III and IV of this Code, Investment Professionals and Senior Executives are required to comply with the provisions of this section. Please refer back to Section II for the definition of Investment Professionals and Senior Executives.

Recognizing that certain requirements are imposed on investment companies and their advisers by virtue of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, considerable thought has been given to devising a code of ethics designed to provide legal protection to accounts for which a fiduciary relationship exists and at the same time maintain an atmosphere within which conscientious professionals may develop and maintain investment skills. It is the combined judgment of the Fidelity Companies and the Boards of the Funds that, as a matter of policy, a code of ethics should not inhibit responsible personal investment by professional investment personnel, within boundaries reasonably necessary to ensure that appropriate safeguards exist to protect the Funds. This policy is based on the belief that personal investment experience can lead over time to better performance of the individual's professional investment responsibilities. The logical extension of this line of reasoning is that such personal investment experience may, and conceivably should, involve securities that are suitable for the Funds in question. This policy quite obviously increases the possibility of overlapping transactions. The provisions of this Code, therefore, are designed to permit personal investments while minimizing conflicts and establishing appropriate safeguards.

A.       PROCEDURAL REQUIREMENTS

PRIVATE PLACEMENTS.

Investment Professionals and Senior Executives must follow the procedures outlined below before participating in a private placement or other private securities transactions.

PRIOR APPROVAL TO PARTICIPATE: Investment Professionals and Senior Executives must obtain prior approval from the Ethics Office by completing EXHIBIT C. FMR Investment Professionals and Senior Executives also must obtain prior approval from their Division or Department Head. FMR Division or Department Heads must receive approval from the President of FMR. NOTE: In the case of investing in a private placement of securities issued by entities managed by FMR Corp., FIL or their respective subsidiaries or affiliates, the Ethics Office will review and approve the offering before you receive materials concerning the private placement. For purposes of clarification, investing in securities of FMR Corp., FIL or their respective subsidiaries or affiliates is permitted.

TRANSACTION REPORTING: The details of the final transaction must be reported to the Ethics Office within 10 days of the end of the month in which the purchase occurred, using the REPORT OF SECURITIES TRANSACTIONS form (EXHIBIT B).

IN THE EVENT OF SUBSEQUENT INVESTMENT BY A FUND OR FUNDS: After approval is granted, if you have any material role in subsequent consideration by any Fund of an investment in the same or an affiliated issuer, you must disclose your private interest to the person(s) making the investment decision. In addition, any decision to purchase the securities of the issuer, or an affiliated issuer, for your assigned Fund must be subject to an independent review by your Division or Department Head.



                                 DECEMBER 2001                               15

SURRENDER OF SHORT-TERM TRADING PROFITS.

Investment Professionals and Senior Executives must surrender short-term trading profits, unless your situation falls within the limited circumstances described in Appendix 2 and you have obtained prior written approval from the Ethics Office.

Short-term trading profits are profits generated from the purchase and sale of the same (or equivalent) security within any consecutive 60 calendar day period. A purchase and sale within a 60-day period will trigger this rule, irrespective of any transaction outside of the 60-day period. When there is a series of transactions within the 60-day period, profits are measured by pairing purchases and sales that have occurred within a 60-day period on a first in, first out basis until all transactions are matched. EXHIBIT D contains further information and examples concerning application of this policy.

Transactions involving options on, and exchange traded funds that track, the following indexes are not subject to this provision: S&P 100, S&P Mid Cap 400, S&P 500, Morgan Stanley Consumer Index, FTSE 100 and Nikkei 225.

AFFIRMATIVE DUTY TO RECOMMEND SUITABLE SECURITIES.

A portfolio manager or a research analyst may not fail to timely recommend a suitable security to, or purchase or sell a suitable security for, a Fund in order to avoid an actual or apparent conflict with a personal transaction in that security. Before trading any security, a portfolio manager or research analyst has an affirmative duty to provide to Fidelity any material, public information that comes from the company about such security in his or her possession. As a result, portfolio managers or research analysts should (a) confirm that a Research Note regarding such information on such security is on file prior to trading in the security, or (b) if not, should either contact the Director of Research or publish such information in their possession and wait two business days prior to trading in the security.

In addition, at the time of pre-clearance by a research analyst, the Ethics Office may condition the approval of a pre-clearance request upon the concurrence of the Director of Research if the proposed transaction is in the opposite direction of the most recent recommendation of the analyst.

AFFIRMATIVE DUTY TO DISCLOSE.

Investment Professionals and Senior Executives who own a security, or who have decided to effect a personal transaction in a security, have an affirmative duty to disclose this information in the course of any communication about that security when the purpose or reasonable consequence of such communication is to influence a Fund to buy, hold or sell that security. The disclosure of ownership should be part of the initial communication but need not be repeated in the case of continuing communications directed to a specific person.

B.  RESTRICTIONS

PURCHASE OF SECURITIES OF CERTAIN BROKER-DEALERS.

Investment Professionals and Senior Executives, unless specifically exempted by the Ethics Office, may not purchase securities of certain broker-dealers or parent companies as identified from time to time by the Ethics Office.

RESEARCH NOTES.



                                 DECEMBER 2001                               16

Investment Professionals and Senior Executives specifically designated by the Ethics Office must wait two business days after the day on which a research note is issued prior to trading for their beneficially owned accounts in the securities of the issuer(s) that are the subject of the note.

SERVICE AS A DIRECTOR OR TRUSTEE.

Investment Professionals and Senior Executives must obtain prior approval to serve on a board of directors of a non-Fidelity publicly traded or privately held company likely to issue shares. Serving on a board of directors or trustees poses several forms of potential conflicts, including potentially conflicting fiduciary duties to the company and a Fund, possible receipt of material, nonpublic information and conflicting demands on the time of the employee. Approval will be based upon a determination that the activity would be in the best interests of the Funds and their shareholders. Requests for approval should be submitted to the Ethics Office on the Outside Activities and Affiliations Approval Request Form.


                                 DECEMBER 2001                               17

        SECTION VI - PROHIBITION ON CERTAIN TRADES BY PORTFOLIO MANAGERS


Portfolio managers are the people most familiar with the investment decisions they are making for the Funds they manage. Even the appearance of a portfolio manager trading the same securities for his or her personal account on or about the same time as he or she is trading for the Fund is not in the best interest of the Funds.

A portfolio manager, as defined in Section II, may not buy or sell a security that his or her assigned Fund has traded within 7 calendar days on either side of the Fund's trade date (i.e., date of execution, not the settlement date). For example, assuming the day your Fund trades a security is day 0, day 8 is the first day you may trade that security for your own account. This prohibition is in addition to the restrictions that apply generally to all persons subject to the Code and those applicable to Access Persons.

The prohibition under this section does not apply to any personal trade by a portfolio manager that occurs within 7 calendar days preceding, or on the date of, a trade in the same security for a portfolio managed by such portfolio manager, if the portfolio trade has been independently initiated by the trading desk in accordance with standing instructions directing the trading desk to purchase or sell securities representing all or substantially all of the portfolio in amounts proportional to the relative weightings of such securities in the portfolio (or a related portfolio) in response to fund cash flows.

Subject to pre-approval of the Ethics Office, the prohibition under this section does not apply if application of this rule would work to the disadvantage of a Fund (e.g., you sold a security on day 0 and on day 3, after new events had occurred, determined that the Fund should buy the same security) . The Ethics Office can be reached by calling 617-563-5566.

Subject to pre-approval of the Ethics Office, the prohibition under this section does not apply if the transactions in accounts beneficially owned by you where your account is professionally managed and investment discretion has been provided to a third party in a written document and for which you provide no input regarding investment decision making. Submit a completed Approval Request form, which can be found online at http://frog.fmr.com or obtained through the Ethics Office.



                                 DECEMBER 2001                               18

                        SECTION VII - NON-ACCESS TRUSTEES


A Non-Access Trustee, as defined by Section II, need not file reports of his or her transactions in reportable securities unless at the time of the transaction the Board member knew, or in the ordinary course of fulfilling his or her duties as a Fidelity Fund Board member should have known: (a) that one or more of the Funds had purchased or sold or was actively considering the purchase or sale of that security within the 15-day period preceding the Board member's transaction, or (b) that one or more Funds would be purchasing, selling or actively considering the purchase or sale of that security within the 15 days following the Board member's transaction. The knowledge in question is the Board member's knowledge at the time of the Board member's transaction, not knowledge subsequently acquired. Although a Non-Access Trustee is not required to report transactions unless the above conditions are met, the Boards of Trustees of the Funds have adopted a policy that requires a Non-Access Trustee to report personal securities transactions on at least a quarterly basis.



                                 DECEMBER 2001                               19

                           SECTION VIII - ENFORCEMENT


The Rules adopted by the SEC require that a code of ethics must not only be adopted but must also be enforced with reasonable diligence. Records of any violation of the Code and of the actions taken as a result of such violations will be kept by the Ethics Office.

The policies and procedures described in the Code do not create any obligations to any person or entity other than the Fidelity Companies and the Funds. The Code is not a promise or contract, and it may be modified at any time. The Fidelity Companies the Funds, and the Ethics Officer retain the discretion to decide whether the Code applies to a specific situation, and how it should be interpreted.

A. EXCEPTIONS NOTED IN THE CODE

Certain exceptions to provisions of the Code expressly require notice to, or approval from (or both), the Ethics Office. All notices and approval requests must be submitted to the Ethics Office in writing. If you fall within an exception to any Code provision, you still must comply with all other provisions of the Code.

In order to be considered for an exception to this Code, you must submit a completed Approval Request form, which can be found online at http://frog.fmr.com or obtained through the Ethics Office.

Even if you fall within an express exception to a Code provision described in Appendix 2, approval will be denied if the particular facts of the case are inconsistent with the general principles of the Code, the interest of the relevant Fund(s) or otherwise deemed to be a conflict of interest.

Despite efforts to list within this Code every permissible exception to each rule, Fidelity recognizes that a unique set of facts may warrant consideration for an exemption if the facts are consistent with the general principles of the Code, the interests of the Fidelity Companies and the relevant Fund(s), and lack any real or apparent conflict of interest. In such cases that are not covered by an express exception from a rule in the Code, upon written request to the Ethics Office, the Ethics Office will consult with the Ethics Oversight Committee, consisting of representatives from senior management, in considering such requests. The Ethics Office will maintain a written record of exceptions, if any, that are permitted.

B.   REVIEW

The Ethics Office will review on a regular basis the reports filed pursuant to the Code. In this regard, the Ethics Office will give special attention to evidence, if any, of potential violations of the antifraud provisions of the federal securities laws or the procedural requirements or ethical standards set forth in the Code and the Policy on Insider Trading.

C.   BOARD REPORTING

The Ethics Office will provide to the Boards of Trustees of the Funds no less frequently than annually a summary of significant sanctions imposed for material violations of the Code or the Policy on Insider Trading.



                                 DECEMBER 2001                               20

D.   VIOLATIONS

When potential violations of the Code of Ethics or the Policy on Insider Trading come to the attention of the Ethics Office, the matter will be investigated. Upon completion of the investigation, if necessary, the matter will be reviewed with senior management or other appropriate parties, and a determination will be made as to whether any sanction should be imposed as detailed below. The employee will be informed of any sanction determined to be appropriate.

E. SANCTIONS

Since violations of the Code or the Policy on Insider Trading will not necessarily constitute violations of federal securities laws, the sanctions for violations of the Code or Policy on Insider Trading will vary. Sanctions may be issued by (i) the appropriate Board(s) of Trustees of the Fund(s) or Fidelity Company, (ii) senior management, (iii) the Ethics Office, or (iv) another appropriate entity. Sanctions may include, but are not limited to, (i) warning,
(ii) fine or other monetary penalty, (iii) personal trading ban, (iv) dismissal, and (v) referral to civil or criminal authorities. Additionally, other legal remedies may be pursued.

F.  APPEALS PROCEDURES

An employee who is aggrieved by any action rendered with respect to the Code of Ethics may appeal the determination by providing the Ethics Office with a written explanation within 30 days of being informed of such determination (which include extenuating circumstances or other factors not previously considered). If appropriate, the Ethics Office will arrange for a review by senior management or other party and will advise the employee whether the action will be imposed, modified or withdrawn. During the review process, an employee will have an opportunity to submit a written statement. In addition, the employee may elect to be represented by counsel of his or her own choosing.


                                 DECEMBER 2001                               21

                         APPENDIX 1 BENEFICIAL OWNERSHIP


The concept of beneficial ownership is critical to the Code of Ethics, and a thorough understanding of it is important in preventing Code violations. As used in the Code of Ethics, beneficial ownership will be interpreted using Section 16 of the Securities Exchange Act of 1934 ("1934 Act") as a general guideline, except that the determination of such ownership will apply to all securities, including debt and equity securities. For purposes of Section 16, a beneficial owner means:

Any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares a direct or indirect pecuniary interest in debt or equity securities.

In general, "pecuniary interest" means the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities.

The ultimate determination of beneficial ownership will be made in light of the facts of the particular case. Key factors to be considered are the ability of the person to benefit from the proceeds of the security, and the degree of the person's ability to exercise control over the security. The following guidelines help clarify the definition.

SECURITIES HELD BY FAMILY MEMBERS.

As a general rule, a person is the beneficial owner of securities held directly or indirectly by any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (collectively, "immediate family") sharing the same household. Adoptive relationships are included for purposes of determining whether a member of a person's immediate family holds securities. One family member shall not be deemed to be the beneficial owner of securities held by another family member sharing the same household if the later is emancipated and self-supporting.

SECURITIES HELD BY A CORPORATION OR SIMILAR ENTITY.

A person is the beneficial owner of portfolio securities held by a corporation (or similar entity) in which the person or a member of their immediate family sharing the same household owns securities provided that (i) the person is a controlling shareholder of the entity or (ii) the person has control or otherwise participates in making investment decisions over the entity's portfolio securities. "Portfolio securities" means all securities owned by an entity other than securities issued by the entity. Business trusts are treated as corporations for these purposes. In addition, the 1934 Act makes no distinction between public and private corporations for purposes of determining beneficial ownership.

SECURITIES HELD IN TRUST.

The following persons are considered beneficial owners of the securities held by a trust:

BENEFICIARIES - (i) if the beneficiary has control or otherwise participates in making investment decisions with the trustees with respect to transactions in the trust's securities or (ii) if the beneficiary has investment control without consultation with the trustee.


                                 DECEMBER 2001                               22

TRUSTEES - (i) if the trustee has a pecuniary interest in any holding or transaction in the securities held by the trust or (ii) if at least one beneficiary of the trust is a member of the trustee's immediate family.

SETTLORS - if a settlor reserves the right to revoke the trust without the consent of another person and has or shares investment control with respect to transactions in the trust's securities.

Indirect pecuniary interest for purposes of Section 16 also includes a general partner's proportionate interest in the portfolio securities held by a general or limited partnership.

Finally, beneficial ownership is not deemed to be conferred by virtue of an interest in the following:

         o Portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935;

         o Portfolio securities held by any investment company registered under the Investment Company Act of 1940; or

         o Securities comprising part of a broad-based publicly traded market basket or index of stocks approved for trading by the appropriate federal governmental authority.


                                 DECEMBER 2001                               23

                        EXAMPLES OF BENEFICIAL OWNERSHIP


SECURITIES HELD BY FAMILY MEMBERS.

         o Two people are married to each other and they maintain separate brokerage and bank accounts. Each is considered the beneficial owner of the other's accounts.

         o Two people share a household but are not married. The first is financially responsible for the second and they share in the profits of transactions in each other's accounts. The first is considered a beneficial owner of the second's securities.

         o Two people are married. Although one has an independent source of income from a family inheritance and segregates funds from those of the other, both contribute to the maintenance of the family home. They have engaged in joint estate planning and have the same financial adviser. Since their resources are clearly significantly directed towards their common property, they will be deemed to be beneficial owners of each other's securities.

         o Two people are separated and have filed for divorce. Neither party contributes to the support of the other or has control over the financial affairs of the other. Neither is a beneficial owner of the other's securities.

         o A father and his adult son live in the father's home. The son is self-supporting and contributes to household expenses. Neither is considered the beneficial owner of the other's securities.

         o An adult child has power of attorney over his mother's estate, pays all her bills and manages her investment affairs. The mother lives alone and is financially independent. The adult child borrows freely from his mother without being required to pay back funds with interest. The adult child takes out personal loans from his mother's bank in her name, the interest from such loans being paid from his mother's account. The child is a significant heir of his mother's estate. The child is a beneficial owner of his mother's securities.

SECURITIES HELD BY A COMPANY.

         o A holding company has 5 shareholders. An individual owns 30% of the shares but does not have or share investment control in the company. Even though the individual does not share investment control, because he has a controlling interest in the company he will be presumed to have beneficial ownership of the securities owned by the holding company.

SECURITIES HELD IN TRUST.

         o An individual is trustee of a trust created for her two minor children. When both of the individual's children reach 21, each will receive an equal share of the trust. The trustee is a beneficial owner of the securities in the trust.



                                 DECEMBER 2001                               24

                                   APPENDIX 2


You should note that even if your circumstances fall within one of the circumstances described below, you must still obtain prior approval from the Ethics Office to engage in the activity. You are cautioned to review the relevant Code provisions and to consult with the Ethics Office should you have any questions. You may seek approval by submitting the Approval Request form, which can be found online at http://frog.fmr.com or obtained through the Ethics Office.

IN HOUSE TRADING (SECTION III.A): You may maintain a personal or beneficially owned account at, or execute a transaction in reportable securities through an account that is not maintained at FBS (an "External Account") if your situation falls within one of the circumstances described below and you have obtained prior written approval from the Ethics Office.

         o The External Account contains only securities that are restricted from transfer to an FBS account. For example, reportable securities acquired by means of a non-public offering may be "restricted securities" that cannot be held in an FBS account.

         o The External Account is maintained solely to take advantage of products or services not provided by the Fidelity Companies and for which a Fidelity Company does not provide a similar alternative.

         o The External Account is professionally managed by a third-party registered investment advisor that requires the managed account to be an External Account.

         o The External Account is a trust account and, under the terms of the document(s) creating the trust account, the account must be an External Account.

         o The External Account is created in connection with an employee stock option plan ("ESOP") or an employee stock purchase plan ("ESPP") or similar arrangement, and the ESOP or ESPP requires that the subject stock or options to be held in an External Account.

         o The External Account exists solely because your spouse's employer has a similar written prohibition on employee external accounts.

         o The External Account is associated with the settlement of a decedent's estate for which you have been appointed executor, the External Account is not otherwise beneficially owned by you, and your involvement with the External Account will be temporary.

Permission to open or maintain an External Account will not be granted or may be revoked if External Account transactions are not reported as described in
Section III.A of this Code.


INITIAL PUBLIC OFFERINGS (SECTION III.C): You may participate in an IPO if your situation falls within one of the circumstances described below and you have obtained prior written approval from the Ethics Office.

         o The IPO securities are offered to you as a result of an existing equity position in the company offering the securities.



                                 DECEMBER 2001                               25

         o The IPO securities are offered to you as a result of your prior position as an insurance policyholder of, or depositor of, a company converting from mutual to stock form.

         o The IPO securities are offered to your spouse as a result of your spouse's employment by the company offering the securities.

DISCRETIONARY AUTHORIZATION (SECTION III.C.): You may exercise discretion over a non-beneficially owned account if you fall within the circumstances described below and you have obtained prior written approval from the Ethics Office.

         o A family member owns the account, you are not the beneficial owner of the account, and you and the account owner agree to comply with all of the other provisions of this Code. Additional restrictions apply if you are employed by or registered with a Fidelity registered broker-dealer.

PRE-CLEARANCE (SECTION IV.A.): You may not be required to comply with the pre-clearance requirement if you fall within the circumstances described below and you have obtained prior written approval from the Ethics Office.

         o The Ethics Office has repeatedly rejected your pre-clearance request to engage in a sale transaction and you can demonstrate the rejection is causing significant hardship.

SURRENDER OF SHORT-TERM TRADING PROFITS (SECTION V.A.): You may not be required to surrender your short-term trading profits if you fall within the circumstance described below and you have obtained prior written approval from the Ethics Office.

         o You are harvesting a tax loss but are blocked from selling due to a personal purchase within the most recent 60-day period, there has been no significant fund trading in the target security within the most recent 60-day period and the transaction would otherwise be approved based on the normal pre-clearance procedure.

                   o For example, if you purchased 100 shares on January 1 at $20, purchased an additional 100 shares on July 1 for $10, and want to sell 100 shares on August 1 for $15, an exemption could be considered.


                                 DECEMBER 2001                               26

                                                                      APPENDIX B







                             SEI INVESTMENTS COMPANY
                               CODE OF ETHICS AND
                             INSIDER TRADING POLICY






    A copy of this Code may be accessed through Information Access on the SEI
     Intranet Website. To access the document and exhibits, chose Compliance under the first drop-down menu on the left and click on Corporate Code of
                                     Ethics.

      Any questions regarding SEI's policy or procedures should be referred to Michelle Vaughn, the SEI Corporate Compliance Officer at
                                 (610) 676-1839.






                             SEI INVESTMENTS COMPANY

                                 DECEMBER 2001                               27

                    CODE OF ETHICS AND INSIDER TRADING POLICY
                                TABLE OF CONTENTS




I.   GENERAL POLICY
II.  CODE OF ETHICS

     A.   PURPOSE OF CODE
     B.   EMPLOYEE/ASSOCIATE PERSONS CATEGORIES
     C.   GENERALLY APPLICABLE PROHIBITIONS AND RESTRICTIONS
     D.   PRE-CLEARANCE OF PERSONAL SECURITIES TRANSACTIONS
     E.   REPORTING REQUIREMENTS
     F.   DETECTION AND REPORTING OF CODE VIOLATIONS
     G.   VIOLATIONS OF THE CODE OF ETHICS
     H.   CONFIDENTIAL TREATMENT
     I.   RECORDKEEPING
     J.   GIFTS AND OTHER MONETARY PAYMENTS
     K.   DEFINITIONS APPLICABLE TO THE CODE OF ETHICS

III. INSIDER TRADING POLICY

     WHAT IS "MATERIAL" INFORMATION?
     WHAT IS "NONPUBLIC INFORMATION"?
     WHO IS AN INSIDER?
     WHAT IS MISAPPROPRIATION?
     What is Tipping?
     IDENTIFYING INSIDE INFORMATION?
     TRADING IN SEI INVESTMENTS COMPANY SECURITIES
     VIOLATIONS OF THE INSIDER TRADING POLICY

IV.      EXHIBITS - CODE OF ETHICS REPORTING FORMS



                                 DECEMBER 2001                               28

 I. GENERAL POLICY

SEI Investments Company, through various subsidiaries (jointly "SEI"), is an investment adviser, administrator, distributor, and/or trustee of investment companies, collective investments trusts, investment partnership, and other asset management accounts (jointly "Investment Vehicles"). As an investment adviser, SEI is subject to various U.S. securities laws and regulations governing the use of confidential information and personal securities transactions. This Code of Ethics and Insider Trading Policy (jointly "Policy") was developed based on those laws and regulations, and sets forth the procedures and restrictions governing the personal securities transactions for all SEI employees.

SEI has a highly ethical business culture and expects that all employees will conduct any personal securities transactions consistent with this Policy and in such a manner as to avoid any actual or potential conflict of interest or abuse of a position of trust and responsibility. When an employee invests for his or her own account, conflicts of interest may arise between a client's and the employee's interest. Such conflicts may include the using of employee's advisory position to take advantage of available investment opportunities, taking an investment opportunity from a client for an employee's own portfolio, or frontrunning, which occurs when an employee trades in his or her personal account before making client transactions. As a fiduciary, SEI owes a duty of loyalty to clients, which requires that an employee must always place the interests of clients first and foremost and shall not take inappropriate advantage of his or her position. Thus, SEI employees must conduct themselves and their personal securities transactions in a manner that does not create conflicts of interest with the firm's clients.

Pursuant to this Policy, employees and other persons associated with SEI will be subject to various per-clearance and reporting standards for their personal securities transactions based on their status as defined by this Policy. Therefore, it is important that every person pay special attention to the categories set forth to determine which provisions of this Policy applies to him or her, as well as to the sections on restrictions, pre-clearance, and reporting of personal securities transactions.

Some employees and other persons associated with SEI outside the United States are subject to this Policy and the applicable laws of the jurisdictions in which they are located. These laws may differ substantially from U.S. law and may subject employees to additional requirements. To the extent any particular portion of the Policy is inconsistent with foreign law not included herein or within the firm's Compliance manual, employees should consult the SEI Compliance Department located at SEI's Oaks facility.

Each employee subject to this Policy must read and retain a copy of this Policy and agree to abide by its terms. Failure to comply with the provisions of this Policy may result in the imposition of serious sanctions, including, but not limited to disgorgement of profits, dismissal, substantial personal liability and/or referral to regulatory or law enforcement agencies.



                                 DECEMBER 2001                               29

II.  CODE OF ETHICS


A.  PURPOSE OF CODE


This Code of Ethics ("Code") was adopted pursuant to the provisions of Section 17(j) of the Investment Company Act of 1940 ("the 1940 Act"), as amended, and Rule 17j-1 there under, as amended. Those provisions of the U.S. securities laws were adopted to prevent persons who are actively engaged in the management, portfolio selection or underwriting of registered investment companies from participating in fraudulent, deceptive or manipulative acts, practices or courses of conduct in connection with the purchase or sale of securities held or to be acquired by such companies. Employees (including contract employees) and other persons associated with SEI will be subject to various pre-clearance and reporting requirements based on their responsibilities within SEI and accessibility to certain information. Those functions are set forth in the categories below.


B.  EMPLOYEES/ASSOCIATE PERSON CATEGORIES

         1. ACCESS PERSON:

         (a) any director, officer or general partner of SEI INVESTMENTS DISTRIBUTION CO. ("SIDCO") who, in the ordinary course of business, makes, participates in or obtains information regarding, the purchases or sales of securities by Investment Vehicles for which SIDCO acts as principal underwriter, or whose functions or duties in the ordinary course of business relate to the making of any recommendations to the Investment Vehicles regarding the purchase or sale of securities;

         (b) any director, officer or general partner of SEI INVESTMENTS MUTUAL FUND SERVICEs who, in connection with his or her regular functions or duties, participates in the selection of an Investment Vehicle's portfolio securities, or has prior or contemporaneous access to information regarding an Investment Vehicles' purchases and sales of portfolio securities;

         (c) any natural person in a "control" relationship to an Investment Vehicle or SEI INVESTMENTS MANAGEMENT CORPORATION ("SIMC") AND/OR SEI INVESTMENTS MANAGEMENT CORPORATION II ("SIMC II") who obtains prior or contemporaneous information concerning recommendations made to an Investment Vehicle with regard to the purchase or sale of securities by the Investment Vehicle.


                                 DECEMBER 2001                               30

         2.  INVESTMENT PERSON:

        (a) any director, officer or employee of SIMC OR SIMC II who (1) directly oversees the performance of one or more sub-advisers for any Investment Vehicle for which SEI acts as investment adviser, (2) executes or helps executes portfolio transactions for any such Investment Vehicle, or (3) obtains or is able to obtain prior contemporaneous information regarding the purchase or sale of an Investment Vehicle's portfolio securities.

         3. PORTFOLIO PERSON:

         (a) any director, officer or employee of SEI entrusted with direct responsibility and authority to make investment decisions affecting one or more client portfolios.

         4. FUND OFFICER:

         (a) any director, officer or employee of SEI who acts as a director or officer of any U.S. registered investment company to which SEI acts as an administrator or sub-administrator or principal underwriter.

         5. REGISTERED REPRESENTATIVE:

         (a) any director, officer or employee who is registered with the National Association of Securities Dealers ("NASD") as a registered representative (Series 6, 7 or 63), a registered principal (Series 24 or 26) or an investment representative (Series 65), regardless of job title or responsibilities.

         6. ASSOCIATE:

         (a) any director, officer or employee of SEI who does not fall within the above listed categories.

C.  GENERALLY APPLICABLE PROHIBITIONS AND RESTRICTIONS

     1.  PROHIBITION AGAINST FRAUD, DECEIT AND MANIPULATION - ALL SEI EMPLOYEES

         All SEI employees and associated persons may not, directly or indirectly, in connections with the purchase or sale, of a Security held or to be acquired by an Investment Vehicle for which SEI acts an investment adviser, administrator or distributor:

         (a) employ any device, scheme or artifice to defraud the Investment Vehicle;



                                 DECEMBER 2001                               31

         (b) make to the Investment Vehicle any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

         (c) engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon the Investment Vehicle; or

         (d) engage in any manipulative practice with respect to the Investment Vehicle.


         2. PERSONAL SECURITIES RESTRICTIONS

         ACCESS PERSONS:

            o may not purchase or sell, directly or indirectly, any Security WITHIN 24 HOURS BEFORE OR AFTER the time that the same Security (including any equity related security of the same issuer such as preferred stock, options, warrants and convertible bonds) is being purchased or sold by any Investment Vehicle for which SEI acts as adviser, distributor and/or administrator.

            o may not acquire Securities as part of an Initial Public Offering ("IPO") without obtaining the written approval of their designated Compliance Officer before directly or indirectly acquiring a beneficial ownership in such securities.

            o may not acquire a beneficial ownership interest in Securities issued in a private placement transaction without obtaining prior written approval from the designated Compliance Officer.

            o may not receive any gift of more than de minimus value (currently $ 100.00 annually) from any person or entity that does business with or on behalf of any Investment Vehicle.

         INVESTMENT PERSONS:

            o may not purchase or sell, directly or indirectly, any Security WITHIN 24 HOURS BEFORE OR AFTER the time that the same Security (including any equity related security of the same issuer such as preferred stock, options, warrants and convertible bonds) is being purchased or sold by any Investment Vehicle for which SEI or one of its sub-adviser acts as investment adviser or sub-adviser to the Investment Vehicle.

            o MAY NOT PROFIT from the purchase and sale or sale and purchase of a Security WITHIN 60 DAYS of acquiring or disposing of Beneficial Ownership of that Security. This prohibition does not apply to transactions resulting in a loss, or to futures or options on futures on broad-based securities indexes or U.S. Government securities.



                                 DECEMBER 2001                               32

            o may not acquire Securities as part of an Initial Public Offering ("IPO") without obtaining the written approval of the designated Compliance Officer before directly or indirectly acquiring a beneficial ownership in such securities.

            o may not acquire a beneficial ownership in Securities issued in a private placement transaction or offering without obtaining prior written approval of the designated Compliance Officer.

            o may not receive any gift of more than de minimus value (currently $ 100.00 annually) form any person or entity that does business with or on behalf of any Investment Vehicle.

            o may not serve on the board of directors of any publicly traded company.

         PORTFOLIO PERSONS:

            o may not purchase or sell, directly or indirectly, any Security WITHIN 7 DAYS BEFORE OR AFTER the time that the same Security (including any equity related security of the same issuer such as preferred stock, options, warrants and convertible bonds) is being purchased or sold by any Investment Vehicle for which SEI or one of its sub-adviser acts as investment adviser or sub-adviser to the Investment Vehicle.

            o MAY NOT PROFIT from the purchase and sale or sale and purchase of a Security WITHIN 60 DAYS of acquiring or disposing of Beneficial Ownership of that Security. This prohibition does not apply to transactions resulting in a loss, or to futures or options on futures on broad-based securities indexes or U.S. Government securities.

            o may not acquire Securities as part of an Initial Public Offering ("IPO") without obtaining the written approval of the designated Compliance Officer before directly or indirectly acquiring a beneficial ownership in such securities.

            o may not acquire a beneficial ownership in Securities issued in a private placement transaction or offering without obtaining prior written approval of the designated Compliance Officer.

            o may not receive any gift of more than de minimus value (currently $ 100.00 annually) form any person or entity that does business with or on behalf of any Investment Vehicle.



                                 DECEMBER 2001                               33

            o may not serve on the board of directors of any publicly traded company.

         REGISTERED REPRESENTATIVES:

            o may not acquire Securities as part of an Initial Public Offering ("IPO").

            o     may not participate in investment clubs.

            o may not give or receive any gifts to or from clients which exceed $ 100.00 in value annually.


D.  PRE-CLEARANCE OF PERSONAL SECURITIES TRANSACTIONS


         1.  ACCESS, INVESTMENT AND PORTFOLIO PERSONS:

            o must pre-clear each proposed securities transaction with the SEI Compliance Officer or designated representative of the SEI Compliance Department for all Accounts held in their names or in the names of other in which they hold a Beneficial Ownership interest. No transaction in Securities may be effected without the prior written approval, except those set forth below in Section D.3 which lists the securities transactions that do not require pre-clearance.

            o pre-clearance is required for all lump sum transactions of SEI stock through the firm's stock purchase plan, individual brokerage accounts or the brokerage investment options through the firm's 401(k) plan. (new plan feature targeted)

            o the SEI Compliance Department will keep a record of the approvals, and the rationale supporting, investments in IPOs and private placement transactions. This approval will be based upon a determination that the investment opportunity need not be reserved for clients, that the Employee is not being offered the opportunity due to his or her employment with SEI and other relevant factors on a case-by-case basis

         2.  REGISTERED REPRESENTATIVES/ASSOCIATES:

            o must pre-clear transactions with the SEI Compliance Officer or designated representative of the SEI Compliance Department ONLY IF the Registered Representative or Associate knew or should have known at the time of the transaction that, DURING THE 24 HOUR PERIOD immediately preceding or following the transaction, the Security was purchased or sold or was being considered for purchase or sale by any Investment Vehicle.


                                 DECEMBER 2001                               34

         3. TRANSACTIONS THAT DO NO HAVE TO BE PRE-CLEARED:

            o purchases or sales over which the employee pre-clearing the transactions (the "Pre-clearing Person") has no direct or indirect influence or control;

            o purchases, sales or other acquisitions of Securities which are non-volitional on the part of the Pre-clearing Person or any Investment Vehicle, such as purchases or sales upon exercise or puts or calls written by Pre-clearing Person, sales from a margin account pursuant to a bona fide margin call, stock dividends, stock splits, mergers consolidations, spin-offs, or other similar corporate reorganizations or distributions;

            o purchases which are part of an automatic dividend reinvestment plan or automatic employees stock purchase plans;

            o purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired for such issuer;

            o     acquisitions of Securities through gifts or bequests; and

            o     transactions in OPEN-END mutual funds.

         4. PRE-CLEARANCE PROCEDURES:

            o All requests for pre-clearance of securities transactions must be submitted to SEI Compliance Officer or designated representative of the SEI Compliance Department by completing a Pre-Clearance Request Form (ATTACHED AS EXHIBIT 1) OR BY USING THE SEI AUTOMATED PRE-CLEARANCE TRADING SYSTEM.

            o     The following information must be provided for each request:

                           a. Name, date, phone extension and job title

                           b. Transaction detail, i.e. whether the transaction is a buy or sell; the security name and security type; number of shares; price; date acquired if a sale; and whether the security is traded in a portfolio or Investment Vehicle, part of an initial public offering, or part of a private placement transaction; and

                           c. Signature and date; if electronically submitted, initial and date.



                                 DECEMBER 2001                               35

            o The SEI Compliance Officer or designated representative of the SEI Compliance Department will notify the employee whether the trading request is approved or denied via email or through the SEI Automated Pre-Clearance Trading system.

            o Employees should not submit a Pre-clearance Request Form for a transaction that he or she does not intend to execute.

            o Pre-clearance trading authorization is valid for 3 BUSINESS DAYS ONLY. If the transaction is not executed within this period, an explanation of why the previous pre-cleared transaction was not completed must be submitted to the SEI Compliance department or entered into the SEI Automated Pre-clearance Trading system. Also Open and Limit Orders must be resubmitted for pre-clearance approval if not executed within the 3 business day window.

            o Persons subject to pre-clearance must submit to the SEI Compliance Officer or designated representative of the SEI Compliance Department transactions reports showing the transactions for all the Investment Vehicles for which SEI or a sub-adviser serves as an investment adviser for the 24 hour period before and after the date on which their securities transactions were effected. These reports may be submitted in hard copy or viewed through the SEI Pre-clearance Trading system. Transaction reports need only to cover the portfolios that hold or are eligible to purchase and sell the types of securities proposed to be bought or sold by person subject to pre-clearance requirements. For example, if a person seeks to obtain approval for a proposed equity trade, only the transactions for the portfolios effecting transactions in equity securities are required.

            o The SEI Compliance Officer or designated representative of the SEI Compliance Department can grant exemptions from the personal trading restrictions in this Code (with the exception of pre-clearance obligations) upon determining that the transaction for which an exemption is requested would not result in a conflict of interest or violate any other policy embodied in this Code. Factors to be considered may include: the size and holding period of the Employee's position in the security, the market capitalization of the issuer, the liquidity of the security, the reason for the Employee's requested transaction, the amount and timing of client trading in the same or a related security, and other relevant factors.

            o The SEI Compliance Department will maintain pre-clearance records for 5 years.


                                 DECEMBER 2001                               36

E.  REPORTING REQUIREMENTS

         1.  DUPLICATE BROKERAGE STATEMENTS

         (ALL SEI EMPLOYEES)


            o All SEI Employees are required to instruct their broker/dealer to file duplicate statements with the SEI Compliance Department at SEI Oaks. Employees in SEI's global offices are required to have their duplicate statements send to the offices in which they are located. Statements must be filed for all Accounts (including those in which employees have a Beneficial Ownership interest), except those that trade exclusively in open-end mutual funds, government securities or monthly-automated purchases of SEI stock through the employee stock/stock option plan. Failure of a broker/dealer to send duplicate statements will not excuse an Employee's violations of this Section, unless the Employee demonstrates that he or she took every reasonable stop to monitor the broker's or dealer's compliance.

            o Sample letters instructing the broker/dealer firms to send the statements to SEI are attached in EXHIBIT 2 of this Code. If the broker/dealer required a letter authorizing a SEI employee to open an account, the permission letter may also be found in
                  Exhibit 2. Please complete the necessary brokerage information and forward a signature ready copy to the SEI Compliance Officer.

            o If no such duplicate statement can be supplied, the Employee should contact the SEI Compliance department.

         2.  INITIAL HOLDINGS REPORT

         (ACCESS, INVESTMENT AND PORTFOLIO PERSONS AND FUND OFFICERS)


            o Access, Investment and Portfolio Persons and Fund Officers, must submit an Initial Holdings Report to the SEI Compliance Officer or designated representative of the SEI Compliance Department disclosing EVERY security beneficially owned directly or indirectly by such person WITHIN 10 DAYS of becoming an Access, Investment or Portfolio Person or Fund Officer. Any person who returns the report late may be subject to the penalties in Section G regarding Code of Ethics violations.

            o     The following information must be provided on the report:



                                 DECEMBER 2001                               37

                      a. the title of the security;
                      b. the number of shares held;
                      c. the principal amount of the security; and
                      d. the name of the broker, dealer or bank where the
                         security is held.

                      The information disclosed in the report should be current as of a date no more than 30 days before the report is submitted. If the above information is contained on the employee's brokerage statement, employees may attach the statement and sign the initial holdings report.

            o The Initial Holdings Report is attached as EXHIBIT 3 to this Code.


         3.  QUARTERLY REPORT OF SECURITIES TRANSACTIONS

         (ACCESS, INVESTMENT AND PORTFOLIO PERSONS AND FUND OFFICERS)


            o Access, Investment and Portfolio Persons and Fund Officers, must submit quarterly transaction reports of the purchases and/or sales of securities in which such persons have a direct or indirect Beneficial Ownership interest. The report will be provided to all of the above defined persons before the end of each quarter by the SEI Compliance Officer or designated representative of the SEI Compliance Department and must be completed and returned NO LATER THAN 10 DAYS after the end of each calendar quarter. Quarterly Transaction Reports that are not returned by the date they are due WILL be considered late and ---- will be noted as violations of the Code of Ethics. Any person who repeatedly returns the reports late may be subject to the penalties in Section G regarding Code of Ethics violations.

            o     The following information must be provided on the report:

                      a. the date of the transaction, the description and number of shares, and the principal amount of each security involved;
                      b. whether the transaction is a purchase, sale or other acquisition or disposition;
                      c. the transaction price; and
                      d. the name of the broker, dealer or bank through whom the transaction was effected.
                      e. a list of securities accounts opened during the quarterly including the name of the broker, dealer or bank and account number.

            o     The Quarterly Report of Securities Transaction is attached as
                  EXHIBIT 4 to this Code.


                                 DECEMBER 2001                               38

         4.  ANNUAL REPORT OF SECURITIES HOLDINGS

         (ACCESS, INVESTMENT AND PORTFOLIO PERSONS AND FUND OFFICERS)


            o On annual basis, Access, Investment and Portfolio Persons and Fund Officers, must submit to the SEI Compliance Officer or designed representative of the SEI Compliance Department an Annual Report of Securities Holdings that contains a list of all securities subject to this Code in which they have any direct or indirect Beneficial Ownership interest.

            o     The following information must be provided on the report:

                      a. the title of the security;
                      b. the number of shares held;
                      c. the principal amount of the security; and
                      d. the name of the broker, dealer or bank where the security is held.

                      The information disclosed in the report should be current as of a date no more than 30 days before the report is submitted. If the above information is contained on the employee's brokerage statement, employees may attach the statement and sign the annual holdings report.


            o Annual Reports must be completed and returned to the SEI Compliance Officer or designated representative of the SEI Compliance Department WITHIN 30 DAYS after the end of the calendar year-end. Annual Reports that are not returned by the date they are due WILL be considered late and will be noted as violations of the Code of Ethics. Any person who repeatedly returns the reports late may be subject to the penalties in Section G regarding Code of Ethics violations.

            o     The Annual Report of Securities Holdings is attached as
                  EXHIBIT 5 to this Code.

                                 DECEMBER 2001                               39

         5.  ANNUAL CERTIFICATION OF COMPLIANCE
         (ALL SEI EMPLOYEES)


            o     All employees will be required to certify annually that they:

                       -have read the Code of Ethics;
                       -understand the Code of Ethics; and
                       -have complied with the provisions of the Code of Ethics.

            o The SEI Compliance Officer or designated representative from the SEI Compliance Department will send out annual forms to all employees that must be completed and returned NO LATER THAN 30 DAYS after the end of the calendar year.

            o The Annual Certification of Compliance is attached as EXHIBIT 6 to this Code.


F.  DETECTION AND REPORTING OF CODE VIOLATIONS



         1. The SEI Compliance Officer or designated representative of the SEI Compliance Department will:

            o review the personal securities transaction reports or duplicate statements filed by Employees and compare the reports or statements of the Investment Vehicles' completed portfolio transactions. The review will be performed on a quarterly basis. If the SEI Compliance Officer or the designated representative of the Compliance Department determines that a compliance violation may occurred, the Officer will give the person an opportunity to supply explanatory material.

            o prepare an Annual Issues and Certification Report to the Board of Trustees or Directors of the Investment Vehicles that, (1) describes the issues that arose during the year under this Code, including, but not limited to, material violations of and sanctions under the Code, and (2) certifies that SEI has adopted procedures reasonably necessary to prevent its access, investment and portfolio personnel from violating this Code; and

            o prepare a written report to SEI management personnel outlining any violations of the Code together with recommendations for the appropriate penalties;


                                 DECEMBER 2001                               40

            o prepare a written report detailing any approval(s) granted for the purchase of securities offered in connection with an IPO or a private placement. The report must include the rationale supporting any decision to approve such a purchase.


G.  VIOLATIONS OF THE CODE OF ETHICS



         1. PENALTIES:

            o Employees who violate the Code of Ethics may be subject to serious penalties which may include:
                            []  written warning;
                            []  reversal of securities transactions;
                            []  restriction of trading privileges;
                            []  disgorgement of trading profits;
                            []  fines;
                            []  suspension or termination of employment; and/or
                            [] referral to regulatory or law enforcement agencies.

         2. PENALTY FACTORS:

            o Factors which may be considered in determining an appropriate penalty include, but are not limited to:
                            []  the harm to clients;
                            []  the frequency of occurrence;
                            []  the degree of personal benefit to the employee;
                            []  the degree of conflict of interest;
                            []  the extent of unjust enrichment;
                            [] evidence of fraud, violation of law, or reckless disregard of a regulatory requirement; and/or
                            [] the level of accurate, honest and timely cooperation form the employee.


H.  CONFIDENTIAL TREATMENT



            o The SEI Compliance Officer or designated representative from the Compliance Department will use their best efforts to assure that all requests for pre-clearance, all personal securities reports and all reports for securities holding are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies and other parties within outside SEI as are necessary to evaluate compliance with or sanctions under this Code.


                                 DECEMBER 2001                               41

I.  RECORDKEEPING



            o SEI will maintain records as set forth below. These records will be maintained in accordance with Rule 31a-2 under the 1940 Act and the following requirements. They will be available for examination by representatives of the Securities and Exchange Commission and other regulatory agencies.

            o A copy of this Code that is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place for a period of five years.

            o A record of any Code violation and of any sanctions taken will be preserved in an easily accessible place for a period of at least five years following the end of the fiscal year in which the violation occurred.

            o A copy of each Quarterly Transaction Report, Initial Holdings Report, and Annual Holdings Report submitted under this Code, including any information provided in lieu of any such reports made under the Code, will be preserved for a period of at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place.

            o A record of all persons, currently or within the past five years, who are or were required to submit reports under this Code, or who are or were responsible for reviewing these reports, will be maintained in an easily accessible place for a period of at least five years from the end of the calendar year in which it is made.

            o A record of any decision, and the reasons supporting the decision, to approve the acquisition of securities acquired in an IPO or limited offering, for at least five years after the end of the fiscal year in which the approval is granted.


J.  GIFT AND OTHER MONETARY PAYMENTS



            o All Employees should not seek, accept or offer any gifts or favors of more than a minimal value (currently $ 100 annually) or provide any preferential treatment in dealings with any

                                 DECEMBER 2001                               42
                  client, broker/dealer, portfolio company, financial institutional or any other organization with whom the firm transacts business. Occasional participation in lunches, dinners, sporting activities or similar gatherings conducted for business purposes are not prohibited. However, for both the Employee's protection and that of the firm it is extremely important that even the appearance of a possible conflict of interest be avoided. Extreme caution is to be exercised in any instance in which business related travel and lodging are paid for by any other party than SEI Investments.

            o Employees must not participate individually or on behalf of the firm, a subsidiary, or any client, directly or indirectly, in any of the following transactions:

                     []    Use of the firm's funds for political purposes.

                     [] Payment or receipt of bribes, kickbacks, or payment or receipt of any other amount with an understanding that part of all of such amount will be refunded or delivered to a third party in violation of any law applicable to the transaction.

                     [] Payments to government officials or employees (other than disbursements in the ordinary course of business for such legal purposes as payment of taxes)

                     [] Payment of compensation or fees in a manner the purpose of which is to assist the recipient to evade taxes, federal or state law, or other valid charges or restrictions applicable to such payment.

                     [] Use of the funds or assets of the firm or any subsidiary for any other unlawful or improper purpose.

                                 DECEMBER 2001                               43

                 K. DEFINITIONS APPLICABLE TO THE CODE OF ETHICS

            o ACCOUNT - a securities trading account held by an Employee and by any such person's spouse, minor children and adults residing in his or her household (each such person, an "immediate family member"); any trust for which the person is a trustee or from which the Employee benefits directly or indirectly; any partnership (general, limited or otherwise) of which the Employee is a general partner or a principal of the general partner; and any other account over which the Employee exercises investment discretion.

            o BENEFICIAL OWNERSHIP - Security ownership in which a person has a direct or indirect financial interest. Generally, an employee will be regarded as a beneficial owner of Securities that are held in the name of:

                      a. a spouse or domestic partner;
                      b. a minor child;
                      c. a relative who resides in the employee's household; or
                      d. any other person IF: (a) the employee obtains from the securities benefits substantially similar to those of ownership (for example, income from securities that are held by a spouse); or (b) the employee can obtain title to the securities now or in the future.

            o CONTROL - means the same as it does under Section 2(a)(9) of the 1940 Act. Section 2(a)(9) provides that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company's outstanding voting securities is presumed to give the holder of such securities control over the company. The facts and circumstances of a given situation may counter this presumption.

            o INITIAL PUBLIC OFFERING - an offering of securities for which a registration statement has not been previously filed with the U.S. SEC and for which there is no active public market in the shares.

            o PURCHASE OR SALE OF A SECURITY - includes the writing of an option to purchase or sell a security.

            o SECURITY - includes notes, bonds, stocks (including closed-end funds), convertibles, preferred stock, options on securities, futures on broad-based market indices, warrants and rights. A "Security" DOES NOT INCLUDE direct obligations of the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and, shares issued by open-end mutual funds.

                                 DECEMBER 2001                               44

         All Employees are required to refrain from investing in Securities based on material nonpublic inside information. This policy is based on the U.S. federal securities laws that prohibit any person from:

            o     trading on the basis of material, nonpublic information;

            o     tipping such information to others;

            o recommending the purchase or sale of securities on the basis of such information;

            o assisting someone who is engaged in any of the above activities; and

            o trading a security, which is the subject of an actual or impending tender offer when in possession of material nonpublic information relating to the offer.

         This includes any confidential information that may be obtained by Access, Investment and Portfolio Persons, and Fund Officers, regarding the advisability of purchasing or selling specific securities for any Investment Vehicles or on behalf of clients. Additionally, this policy includes any confidential information that may be obtained about SEI Investments Company or any of its affiliated entities. This Section outlines basic definitions and provides guidance to Employees with respect to this Policy.



A.  WHAT IS "MATERIAL" INFORMATION?


                  INFORMATION IS MATERIAL WHEN THERE IS A SUBSTANTIAL LIKELIHOOD THAT A REASONABLE INVESTOR WOULD CONSIDER IT IMPORTANT IN MAKING HIS OR HER INVESTMENT DECISIONS. Generally, if disclosing certain information will have a substantial effect on the price of a company's securities, or on the perceived value of the company or of a controlling interest in the company, the information is material, but information may be material even if it does not have any immediate direct effect on price or value. There is no simple "bright line" test to determine when information is material; assessments of materiality involve a highly fact-specific inquiry. For this reason, any question as to whether information is material should be directed to the SEI Compliance Department.



                                 DECEMBER 2001                               45

B.  WHAT IS "NONPUBLIC" INFORMATION?


                  INFORMATION ABOUT A PUBLICLY TRADED SECURITY OR ISSUER IS "PUBLIC" WHEN IT HAS BEEN DISSEMINATED BROADLY TO INVESTORS IN THE MARKETPLACE. TANGIBLE EVIDENCE OF SUCH DISSEMINATION IS THE BEST INDICATION THAT THE INFORMATION IS PUBLIC. For example, information is public after it has become available to the general public through a public filing with the SEC or some other governmental agency, the Dow Jones "tape" or the Wall Street Journal or some other publication of general circulation, and after sufficient time has passed so that the information has been disseminated widely.

                  Information about securities that are not publicly traded, or about the issuers of such securities, is not ordinarily disseminated broadly to the public. However, for purposes of this Policy, such private information may be considered "public" private information to the extent that the information has been disclosed generally to the issuer's security holders and creditors. For example, information contained in a private placement memorandum to potential investors may be considered "public" private information with respect to the class of persons who received the memorandum, but may still be considered "nonpublic" information with respect to creditors who were not entitled to receive the memorandum. As another example, a controlling shareholder may have access to internal projections that are not disclosed to minority shareholders; such information would be considered "nonpublic" information.

C.  WHO IS AN INSIDER?


                  Unlawful insider trading occurs when a person, who is considered an insider, with a duty not to take advantage of material nonpublic information violates that duty. Whether a duty exists is a complex legal question. This portion of the Policy is intended to provide an overview only, and should not be read as an exhaustive discussion of ways in which persons may become subject to insider trading prohibitions.

                  Insiders of a company include its officers, directors (or partners), and employees, and may also include a controlling shareholder or other controlling person. A person who has access to information about the company because of some special position of trust or has some other confidential relationship with a company is considered a temporary insider of that company. Investment advisers, lawyers, auditors, financial institutions, and certain consultants AND ALL OF THEIR OFFICERS, DIRECTORS OR PARTNERS, AND EMPLOYEES are all likely to be temporary insiders of their clients.


                                 DECEMBER 2001                               46

                  Officers, directors or partners, and employees of a controlling shareholder may be temporary insiders of the controlled company, or may otherwise be subject to a duty not to take advantage of inside information.


D.  WHAT IS MISAPPROPRIATION?


                  Misappropriation usually occurs when a person acquires inside information about Company A in violation of a duty owed to Company B. For example, an employee of Company B may know that Company B is negotiating a merger with Company A; the employee has material nonpublic information about Company A and must not trade in Company A's shares.

                  For another example, Employees who, because of their association with SEI, receive inside information as to the identity of the companies being considered for investment by SEI Investment Vehicles or by other clients, have a duty not to take advantage of that information and must refrain from trading in the securities of those companies.


E.  WHAT IS TIPPING?


          Tipping is passing along inside information; the recipient of a tip
                  (the "tippee") becomes subject to a duty not to trade while in possession of that information. A tip occurs when an insider or misappropriator (the "tipper") discloses inside information to another person, who knows or should know that the tipper was breaching a duty by disclosing the information and that the tipper was providing the information for an improper purpose. Both tippees and tippers are subject to liability for insider trading.


F.  IDENTIFYING INSIDE INFORMATION


                  Before executing any securities transaction for your personal account or for others, you must consider and determine WHETHER YOU HAVE ACCESS TO MATERIAL, NONPUBLIC INFORMATION. If you think that you might have access to material, nonpublic information, you MUST take the following steps:

                  1. Report the information and proposed trade immediately to the Compliance Department or designated Compliance Officer;
                  2. Do not purchase or sell the securities on behalf of yourself or others; and


                                 DECEMBER 2001                               47

                   3. Do not communicate the information inside or outside SEI, other than to the Compliance Department or designated Compliance Officer.

                  These prohibitions remain in effect until the information becomes public.

                  Employees managing the work of consultants and temporary employees who have access to material nonpublic information are responsible for ensuring that consultants and temporary employees are aware of this Policy and the consequences of non-compliance.


G.  TRADING IN SEI INVESTMENTS COMPANY SECURITIEA
(ALL EMPLOYEES)


            This Policy applies to ALL EMPLOYEES with respect to trading in the securities of SEI Investments Company, including shares held directly or indirectly in the Company's 401(k) plan. Employees, particularly "officers" (as defined in Rule 16(a)-1(f) in the Securities Exchange Act of 1934, as amended), of the company should be aware of their fiduciary duties to SEI and should be sensitive to the appearance of impropriety with respect to any of their personal transactions in SEI's publicly traded securities. Thus, the following restrictions apply to all transactions in SEI's publicly traded securities occurring in an employee's Account and in all other accounts in which the employee benefits directly or indirectly, or over which the employee exercises investment discretion.

                 o BLACKOUT PERIOD ON SEI STOCK - DIRECTORS AND OFFICERS are
                   prohibited from buying or selling SEI's publicly traded securities during the blackout period. The blackout periods are as follows:

                 o for the first, second and third quarterly financial reports -
                   begins at the close of the prior quarter and ends after SEI publicly announces the financial results for that quarter.

                 o for the annual and fourth quarter financial reports -
                   begins on the 6th business day of the first month following the end of the calendar year-end and ends after SEI publicly announces its financial results.

              All securities trading during this period may only be conducted with the approval of SEI's General Counsel or the Compliance Director. In no event may securities trading in SEI's stock be conducted while an Director or Officer of the company is in possession of material nonpublic information regarding SEI.

                  o MAJOR EVENTS - ALL EMPLOYEES who have knowledge of any SEI events or developments that may have a "material" impact on SEI's stock that have not been publicly announced are prohibited from buying or selling SEI's publicly traded securities before such announcements. (SEE definition of "material information" contained in III. A. above.)


                                 DECEMBER 2001                               48

            o SHORT SELLING AND DERIVATIVES TRADING PROHIBITION - ALL EMPLOYEES are prohibited from engaging in short sales and options trading of SEI's common stock.

         SECTION 16(A) DIRECTORS AND OFFICERS are subject to the following additional trading restriction.

            o SHORT SWING PROFITS - Directors and Officers may not profit from the purchase and sale or sale and purchase of SEI's securities within 6 MONTHS of acquiring or disposing of Beneficial Ownership of that Security.


H.  VIOLATIONS OF THE INSIDER TRADING POLICY



                  Unlawful trading of securities while in possession of material nonpublic information, or improperly communicating that information to others, is a violation of the federal securities laws and may expose violators to stringent penalties. Criminal sanctions may include a fine of up to $1,000,000 and/or ten years imprisonment. The SEC can recover the profits gained or losses avoided through the violative trading, a penalty of up to three times the illicit windfall or loss avoided, and an order permanently enjoining violators from such activities. Violators may be sued by investors seeking to recover damages for insider trading violations. In addition, violations by an employee of SEI may expose SEI to liability. SEI views seriously any violation of this Policy, even if the conduct does not, by itself, constitute a violation of the federal securities laws. Violations of this Policy constitute grounds for disciplinary sanctions, including dismissal.



                                 DECEMBER 2001                               49

                             SEI INVESTMENTS COMPANY
         CODE OF ETHICS AND INSIDER TRADING POLICY EXHIBITS


         EXHIBIT 1      PRE-CLEARANCE REQUEST FORM

         EXHIBIT 2      ACCOUNT OPENING LETTERS TO BROKERS/DEALERS

         EXHIBIT 3      INITIAL HOLDINGS REPORT

         EXHIBIT 4      QUARTERLY TRANSACTION REPORT

         EXHIBIT 5      ANNUAL SECURITIES HOLDINGS REPORT

         EXHIBIT 6      ANNUAL COMPLIANCE CERTIFICATION



                                 DECEMBER 2001                              50

--------------------------------------------------------------------------------
                                    EXHIBIT 1
--------------------------------------------------------------------------------




                                 DECEMBER 2001                              51

--------------------------------------------------------------------------------
                            PRECLEARANCE REQUEST FORM
--------------------------------------------------------------------------------
Name:                      Date:

Ext #:                              Title/Position:

--------------------------------------------------------------------------------
TRANSACTION DETAIL:  I REQUEST PRIOR WRITTEN APPROVAL TO EXECUTE THE
FOLLOWING TRADE:
--------------------------------------------------------------------------------

Buy: [] Sell: []  Security Name:    Security type:

No. of Shares:           Price:          If sale, date acquired:

Held in an SEI Portfolio: Yes [] No []
If yes, provide: (a) the Portfolio's name:

(b) the date Portfolio bought or sold the security:

Initial Public Offering:               Private Placement:
[]Yes    [] No             [] Yes     [] No
--------------------------------------------------------------------------------
DISCLOSURE STATEMENTS
--------------------------------------------------------------------------------

I hereby represent that, to the best of my knowledge, neither I nor the registered account holder: (1) have knowledge of a possible or pending purchase or sale of the above security in any of the portfolios for which SEI acts as an investment adviser, distributor, administrator, or for which SEI oversees the performance of one or more it sub-advisers; (2) is in possession of any material nonpublic information concerning the security to which this request relates; and
(3) is engaging in any manipulative or deceptive trading activity.

I acknowledge that if the Compliance Officer to whom I submit this written request determines that the above trade would contravene SEI Investments Company's Code of Ethics and Insider Trading Policy ("the Policy"), the Compliance Officer in his or her sole discretion has the right not to approve the trade, and I undertake to abide by his or her decision.

I acknowledge that this authorization is valid for a period of three (3) business days.
--------------------------------------------------------------------------------
Signature:                 Date:
--------------------------------------------------------------------------------
COMPLIANCE OFFICER'S USE ONLY
--------------------------------------------------------------------------------
Approved: []        Disapproved: []     Date: []

By:                        Comments:


Transaction Report Received:  Yes []          No []

NOTE:  This preclearance will lapse at the end of the day on      , 20      .
If you decide not to effect the trade, please notify the Compliance Department or designated Compliance Officer immediately.



                                 DECEMBER 2001                              52

--------------------------------------------------------------------------------
                                    EXHIBIT 2
--------------------------------------------------------------------------------




                                 DECEMBER 2001                              53

Date:

Your Broker
street address
city, state   zip code

Re:      Your Name
         your S.S.  number or account number

Dear Sir or Madam:

Please be advised that I am an employee of SEI Investments Distribution, Co., a registered broker/dealer an/or SEI Investments Management Corporation, a registered investment adviser. Please send DUPLICATE STATEMENTS ONLY of this brokerage account to the attention of:


                             SEI Investments Company
                         Attn: The Compliance Department
                            One Freedom Valley Drive
                                 Oaks, PA 19456


This request is made pursuant to SEI's Code of Ethics and Insider Trading Policy and Rule 3050 of the NASD's Code of Conduct.

Thank you for your cooperation.

Sincerely,


Your name



                                 DECEMBER 2001                              54

Date:

[Address]

         Re: Employee Name
             Account #
             SS#

Dear Sir or Madam:

Please be advised that the above referenced person is an employee of SEI Investments Distribution, Co., a registered broker/dealer and/or SEI Investments Management Corporation, a registered investment adviser. We grant permission for him/her to open a brokerage account with your firm and request that you send DUPLICATE STATEMENTS ONLY of this employee's brokerage account to:


                             SEI Investments Company
                         Attn: The Compliance Department
                            One Freedom Valley Drive
                                 Oaks, PA 19456


This request is made pursuant to SEI's Code of Ethics and Insider Trading Policy and Rule 3050 of the NASD's Code of Conduct.

Thank you for your cooperation.

Sincerely,



Michelle W. Vaughn
Compliance Officer



                                 DECEMBER 2001                              55

--------------------------------------------------------------------------------
                                    EXHIBIT 3
--------------------------------------------------------------------------------



                                 DECEMBER 2001                              56

                             SEI INVESTMENTS COMPANY
                             INITIAL HOLDINGS REPORT

Name of Reporting Person:___________________________________________
Date Person Became Subject to the Code's Reporting Requirements:__________ Information in Report Dated as of: _____________________________________
Date Report Due: __________________________________________________
Date Report Submitted: _____________________________________________

SECURITIES HOLDINGS
--------------------------------------------------------------------------------------------------------------------
 Name of Issuer and Title of Security       No. of Shares (if applicable)      Principal Amount, Maturity Date and
                                                                                  Interest Rate (if applicable)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
If you have no securities holdings to report, please check here. []

SECURITIES ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
            Name of Broker, Dealer or Bank                            Name(s) on and Type of Account
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
If you have no securities accounts to report, please check here. []

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.


Signature: ____________________       Date: ________

Received by: __________________



                                 DECEMBER 2001                              57

--------------------------------------------------------------------------------
                                    EXHIBIT 4
--------------------------------------------------------------------------------


                                 DECEMBER 2001                              58

                            SEI INVESTMENTS COMPANY
                          QUARTERLY TRANSACTION REPORT
   TRANSACTION RECORD OF SECURITIES DIRECTLY OR INDIRECTLY BENEFICIALLY OWNED
                      FOR THE QUARTER ENDED _____________

Name:______________________________________



SUBMISSION DATE:_____________________________

SECURITIES TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Date of Transaction  Name of Issuer and  No. of Shares (if  Principal Amount,  Type of Transaction    Price   Name of Broker,
                     Title of Security   applicable)        Maturity Date and                                 Dealer or Bank
                                                            Interest Rate (if                                 Effecting Transaction
                                                            applicable)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
If you had no reportable transactions during the quarter, please check here. []

SECURITIES ACCOUNTS
If you established an account within the quarter, please provide the following information:

-------------------------------------------------------------------------------------------------------------------
   Name of Broker, Dealer or Bank         Date Account was Established          Name(s) on and Type of Account
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
If you did not establish a securities account during the quarter, please check here. []


                                 DECEMBER 2001                              59

This report is required of all officers, directors and certain other persons under Section 204 of the Investment Advisers Act of 1940 and Rule 17j-1 of the Investment Company Act of 1940 and is subject to examination. Transactions in direct obligations of the U.S. Government need not be reported. In addition, persons need not report transactions in bankers' acceptances, certificates of deposit, commercial paper or open-end investment companies. THE REPORT MUST BE RETURNED WITHIN 10 DAYS OF THE APPLICABLE CALENDAR QUARTER END. The reporting of transactions on this record shall not be construed as an admission that the reporting person has any direct or indirect beneficial ownership in the security listed.

By signing this document, I represent that all reported transactions were pre-cleared through the Compliance Department or the designated Compliance Officer in compliance with the SEI Investments Company Code of Ethics and Insider Trading Policy. In addition, I certify that I have included on this report all securities transactions and accounts required to be reported pursuant to the Policy.

Signature:__________________________

Received by: _______________________



                                 DECEMBER 2001                             60

--------------------------------------------------------------------------------
                                    EXHIBIT 5
--------------------------------------------------------------------------------



                                 DECEMBER 2001                             61

                             SEI INVESTMENTS COMPANY
                        ANNUAL SECURITIES HOLDINGS REPORT

AS OF DECEMBER 31, ____

NAME OF REPORTING PERSON: __________________

SECURITIES HOLDINGS
------------------------------------------------------------------------------------------------------------------------------------
Name of Issuer and Title of Security                    No. of Shares (if applicable)   Principal Amount, Maturity Date and Interest
                                                                                        Rate (if applicable)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
If you had no securities holding to report this year, please check here. []

SECURITIES ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
Name of Broker, Dealer or Bank                          Date Account was Established                  Name(s) on and Type of Account
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
If you have no securities accounts to report this year, please check here. []

I certify that the above list is an accurate and complete listing of all securities in which I have a direct or indirect beneficial interest.

------------------------                          -------------------------
Signature                                                     Received by

---------
Date

Note: DO NOT report holdings of U.S. Government securities, bankers' acceptances, certificates of deposit, commercial paper and mutual funds.


                                 DECEMBER 2001                             62

--------------------------------------------------------------------------------
                                    EXHIBIT 6
--------------------------------------------------------------------------------


                                 DECEMBER 2001                             63

                             SEI INVESTMENTS COMPANY
                                 CODE OF ETHICS
                         ANNUAL COMPLIANCE CERTIFICATION
                    (MUST BE COMPLETED BY ALL SEI EMPLOYEES)


Please return the signed form via email to "2002 Code of Ethics" or INTEROFFICE THE FORM TO MICHELLE VAUGHN, SEI COMPLIANCE TEAM.



1. I hereby acknowledge receipt of a copy of the Code of Ethics and Insider Trading Policy.

2. I have read and understand the Code of Ethics and Insider Trading Policy and recognize that I am subject thereto.

3. I hereby declare that I have complied with the terms of the Code of Ethics and Insider Trading Policy.


Print Name: ______________________

Signature:  _______________________

Date:_________

Received by: ________________



                                 DECEMBER 2001                             64